                                                                      EXHIBIT 25

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM T-1

                FOR STATEMENTS OF ELIGIBILITY AND QUALIFICATION

                     UNDER THE TRUST INDENTURE ACT OF 1939

                 OF CORPORATIONS DESIGNATED TO ACT AS TRUSTEES



                   AMERICAN NATIONAL BANK AND TRUST COMPANY
                                  OF CHICAGO
                               (Name of Trustee)

                                  36-0727623
                     (I.R.S. employer identification No.)

                  33 NORTH LASALLE STREET, CHICAGO, ILLINOIS
                   (Address of principal executive offices)
                                     60690
                                  (zip code)

                           PLATINUM TECHNOLOGY, INC.
                               (Name of obligor)


                DELAWARE                                   36-35-9662
   (State or other jurisdiction of          (I.R.S. employer identification No.)
    incorporation or organization)


       1815 South Meyers Road
       Oakbrook Terrace, Illinois                            60181
(Address of principal executive offices)                   (zip code)


                              ___% SECURED NOTES
                                   DUE 2001

                        (Title of Indenture Securities)

                                    GENERAL

1.   General information.  Furnish the following information as to the trustee:
     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C.
          Director of Financial Institutions, State of Illinois, Springfield, Illinois (as to Trust Department only).
          Chicago Clearing House Association, 164 West Jackson Boulevard, Chicago, Illinois.
          Federal Deposit Insurance Corporation, Washington, D.C.
          The Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  Whether it is authorized to execute corporate trust powers.

          The trustee is authorized to execute corporate trust powers.

2. Affiliations with obligor and underwriters. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each affiliation.

          No such affiliation exists.  See Note, page 4 hereof.

12.  Indebtedness of the Obligor to the Trustee.

          As of October 31, 1996:



     Nature of Indebtedness       Amount Outstanding  Date Due
     ----------------------       ------------------  --------
     Line of Credit                      $       .00  12/31/96
     Standby Letter of Credit*           $400,000.00   3/31/97
     Standby Letter of Credit*           $160,000.00   3/31/97
     Standby Letter of Credit*           $125,000.00   3/31/97
     Standby Letter of Credit*           $492,997.20   3/31/97
     Corporate Visa                      $       .00  12/31/96

     *Unsecured

13.  Defaults by the Obligor.

          None.

15.  Foreign Trustee.

          Not applicable.

16.  List of Exhibits.

Exhibit 1 A copy of the existing Articles of Association of the trustee. (Filed herewith).

Exhibit 1(a)   A copy of Certificate of Change of Name.*

Exhibit 2      A copy of the Certificate of Authority to commence business.*

Exhibit 3      A copy of the authorization to exercise corporate trust powers.*

Exhibit 4      A copy of existing by-laws of the trustee.  (Filed herewith).

Exhibit 5      None.

Exhibit 6 The Consent of the trustee required by Section 321(b) of the Act. (Filed herewith).

Exhibit 7 A copy of the latest report of condition of the trustee published pursuant to law or requirements of its supervising authority. (Filed herewith).

* These Exhibits are hereby incorporated by reference to Exhibits bearing identical Exhibit numbers submitted by this trustee in its statement of eligibility and qualification filed with Securities and Exchange Commission with respect to the Indianapolis Power & Light Company First Mortgage Bonds, 5-1/8% Series due July 1996, Securities and Exchange Commission Registration No. 2-24581.

                                     NOTE

     The answer to item 2 is based on incomplete information. To the best of our knowledge and belief, however, there is no person, firm or corporation ordinarily engaged in underwriting securities of the obligor:

     (1)  which is an affiliate of the trustee;

     (2) of which any director or executive officer of the trustee is a director, officer, partner, employee, appointee or representative;

     (3) which individually owns, beneficially, more that 1% of the outstanding Common Stock of the trustee or First Chicago NBD Corporation;

     (4) whose securities are owned beneficially by the trustee as collateral security for obligations in default.

     This statement may therefore be considered as correct unless amended contemporaneously with the filing by the obligor of the Amendment or Supplement to its Registration Statement disclosing underwriters for the Indenture securities.

                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a corporation organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 31st day of October, 1996.


                              AMERICAN NATIONAL BANK AND TRUST
                              COMPANY OF CHICAGO


                              By:  /s/ Dana L. Brink
                                   -----------------------------
                              Its:        Vice President
                                   -----------------------------

State of Illinois  )

County of Cook     )


     The Undersigned, Dana L. Brink, hereby certifies that she is a duly appointed and qualified Vice President of American National Bank and Trust Company of Chicago, a corporation duly organized and existing as a national banking association under the laws of the United States of America, and has authority to execute this Certificate.

     She further certifies that attached to this certificate are true and correct copies of Amended Articles of Association and the By-Laws of said Association, that said Articles and By-Laws were duly adopted by the Board of Directors of said Association, and that said Amended Articles and By-Laws have never been repealed and are still in full force and effect.

     She further certifies that the Seal affixed to this certificate is the corporate seal of said Association.

     In witness whereof, the undersigned has set her hand and has affixed the corporate seal of said association, this 31st day of October, 1996.

                              By:    /s/ Dana L. Brink
                                    ------------------------
                                    Dana L. Brink

                              Its:  Vice President
                                    --------------



     (Seal)

                                   EXHIBIT 1



                        Amended Articles of Association

                                      of

                   AMERICAN NATIONAL BANK AND TRUST COMPANY
                                  OF CHICAGO


                               Charter No. 13216

                        Amended Articles of Association
                                      of
                   American National Bank and Trust Company
                                  of Chicago

                               Charter No. 13216

First.    The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be "American National Bank and Trust Company of Chicago."

Second.   The place where the main banking house or office of this Association shall be located, its operations of discount and deposit carried on, and its general business conducted, shall be Chicago, County of Cook, State of Illinois.

Third.    The Board of Directors of this Association shall consist of such number of its shareholders, not less than five nor more than twenty-five, as from time to time shall be determined by a majority of the votes to which all of its shareholders are at the time entitled. By vote of a majority of the full Board of Directors, the Board may increase such number, within such maximum limit, by not more than two and appoint a person or persons to fill the resulting vacancy or vacancies between meetings of the shareholders. A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business.

Fourth.   The regular annual meeting of the shareholders of this Association shall be held at its main banking house, or such other convenient place as shall be duly authorized by the Board of Directors, on such day of each year as is specified therefor, in the By-Laws of the Association, at which meeting a Board of Directors shall be elected; but if no such election shall be held on that day, it may be held on any subsequent day, in accordance with the provisions of the banking laws of the United States.

Fifth.    The amount of capital stock of this Association shall be divided into
2,000,000 shares of common stock of the par value of Ten Dollars ($10) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

If the capital stock is increased by the sale of additional shares thereof, each shareholder shall be entitled to subscribe for such additional shares in proportion to the number of shares of said capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized. The Board of Directors shall have the power to prescribe a reasonable period of time within which the pre-emptive rights to subscribe to the new shares of capital stock must be exercised.

If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his proportionate amount of such increase in accordance with the number of shares of capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

Sixth.   The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board; but the Board of Directors may appoint a Director, in lieu of the President, to be Chairman of the Board, who shall perform such duties as may be designated by the Board of Directors. The Board of Directors shall have the power to appoint one or more Vice-Presidents, at least one of whom shall also be a member of the Board of Directors, and who shall be authorized, in the absence of the President, to perform all acts and duties pertinent to the office of President, except such as the President only is authorized by law to perform; to appoint a Cashier and such other officers as may be required to transact the business of this Association; to fix the salaries to be paid to all officers of this Association; and to dismiss such officers, or any of them.

The Board of Directors shall have the power to define the duties of officers and employees of this Association, to require bonds from them, and to fix the penalty thereof; to regulate the manner in which Directors shall be elected or appointed, and to appoint judges of the election; to make all by-laws that it ma be lawful for them to make for the general regulation of the business of this Association and the management of its affairs; and generally to do and perform all acts that it may be lawful for a Board of Directors to do and perform.

Any person made a party to any actions, suit or other proceeding, civil or criminal, by reason of the fact that he is or was a director, officer, or employee of the Association shall be indemnified by the Association against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such proceeding, or in connection with any appeal therein, except in relation to (i) any matter as to which it shall be adjudged in such proceeding that he is liable for negligence or misconduct in the performance of his duties to the Association, provided that in the case of a criminal action, suit, or proceeding, a conviction or judgment shall not be deemed an adjudication that the director, officer, or employee is liable for negligence or misconduct in the performance of his duties to the Association if it shall be determined that he was acting in good faith in what he considered to be the best interests of the Association and without reasonable cause to know that his acts were illegal; or
(ii) any matter settled or compromised unless it shall be determined that there is not reasonable ground for such person being adjudged liable for negligence or misconduct in the performance of his duties to the Association. All such determinations hereunder shall be made by a majority of those members of the Board of Directors who were not parties to such proceeding, or by one or more disinterested persons to whom the question shall be referred by the Board of Directors. Such right of indemnification shall not be deemed exclusive of any other rights to which such director, officer, or employee may be entitled apart from this provision.

Seventh. This Association shall have succession from the date of its organization certificate until such time as it be dissolved by the act of its shareholders in accordance with the provisions of the banking laws of the United States, or until its franchise becomes forfeited by reason of violation of law, or until terminated by either a general or a special act of Congress, or until its affairs be placed in the hands of a receiver and finally wound up by him.

Eighth.   The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than ten per centum of the stock of this association, may call a special meeting of shareholders at any time:
Provided, however, that, unless otherwise provided by law, not less than ten days prior to the date fixed for any such meeting, a notice of the time, place, and purpose of the meeting shall be given by first-class mail, postage prepaid, to all shareholders of record of this Association at their respective addresses as shown upon the books of the Association. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the shareholders owning at least a majority of the stock of this Association, subject to the provisions of the banking laws of the United States. The notice of any shareholders' meeting, at which an amendment to the Articles of Association of this Association is to be considered, shall be given as hereinabove set forth.

                              *        *        *

Certified to be a true copy of the Articles of Association of American National Bank and Trust Company of Chicago, as amended, now in force and effect.


Date: October 31, 1996
      ----------    --

(Seal)                                   /s/  Dana L. Brink
                                         --------------------------
                                         Vice President

================================================================================





                                    By-Laws

                                      of




                       [LOGO OF AMERICAN NATIONAL BANK]




                            American National Bank

                         and Trust Company of Chicago
                  (AS AMENDED AND RESTATED FEBRUARY 2, 1996)

                               CHARTER NO. 13216





================================================================================

February, 1996

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

Article I       Meetings of Shareholders ................................     1

Article II      Directors ...............................................     2

Article III     Officers ................................................     4

Article IV      Transfers of Real Estate ................................     5

Article V       Contracts and Voting ....................................     5

Article VI      Authority to Sell Stocks, Bonds, etc. ...................     6

Article VII     Stock Certificates & the Transfer Thereof ...............     6

Article VIII    Increase of Stock .......................................     7

Article IX      Banking Hours ...........................................     7

Article X       Seal ....................................................     8

Article XI      Trust Department ........................................     8

Article XII     Amendments of By-Laws ...................................     9


                                    BY-LAWS

                                      OF

                   AMERICAN NATIONAL BANK AND TRUST COMPANY

                                  OF CHICAGO
                  (AS AMENDED AND RESTATED FEBRUARY 2, 1996)


                               CHARTER NO. 13216



                                   ARTICLE I

                           MEETINGS OF SHAREHOLDERS


SECTION 1. ANNUAL MEETINGS. The annual meeting of shareholders shall be held on the first Friday of February each year or at such other date as is from time to time designated by the Board of Directors (the "Board"), for the purpose of electing directors and the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated for the annual meeting, or at any adjournment thereof, the Board shall cause the election to be held at a meeting of the shareholders as soon thereafter as possible.

SECTION 2. SPECIAL MEETINGS. The Board, or shareholders owning in the aggregate not less than 10 percent of the stock of the Bank, may call a special meeting of shareholders at any time for the purpose or purposes stated in the call of the meeting.

SECTION 3. PLACE OF MEETINGS. Shareholder meetings shall be held at the main banking office of the Bank or at such other convenient place established by the Board.

SECTION 4. NOTICE OF MEETINGS. The Chairman of the Board or the Secretary shall give written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called. Such notice shall be delivered not less than ten, nor more than forty days before the date of the meeting, either personally or by mail to each shareholder of record entitled to vote at such meeting. If mailed, such notices shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the records of the Bank with postage thereon prepaid. Such notice may be waived in writing.

SECTION 5. PRESIDING OFFICER. The Chairman of the Board, if present, shall preside at all shareholder meetings. In the Chairman's absence, the President, if present, shall preside. In the absence of the Chairman and President, the shareholders may elect a Chairman pro tem to preside at the meeting.

SECTION 6. QUORUM; MAJORITY VOTE. A majority of the outstanding shares of stock, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders, provided that if less than a majority of the outstanding shares of stock are represented at said meeting, a majority of the shares of stock so represented may adjourn the meeting from time to time without further notice. If a quorum is present, the affirmative vote of the majority of shares represented at the meeting shall be the act of the shareholders.

SECTION 7. PROXIES. Proxies may be secured for annual and special meetings, shall be dated, and shall be filed with the Secretary of the Bank before or at the time of the meeting. At all meetings of the shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his attorney-in-fact. No proxy shall be valid eleven months from the date of its execution, unless otherwise provided in the proxy. No officer or employee of the Bank may act as proxy.

SECTION 8. VOTING RIGHTS. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

SECTION 9.  CONSENT OF SHAREHOLDERS IN LIEU OF ANNUAL OR SPECIAL MEETING.
Unless otherwise restricted by the Articles of Association or by law, any action which may be taken at any annual or special shareholder meeting may be taken without a meeting, without prior notice and without a vote, if written consent setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who did not give written consent.



                                  ARTICLE II

                                   DIRECTORS

SECTION 1. AUTHORITY. The property and business of the Bank shall be managed by the Board, which shall have all of the powers conferred by law, the Articles of Association and these by-laws.

SECTION 2. NUMBER. The Board shall at all times consist of not less than five nor more than twenty-five individuals. The exact number within such minimum and maximum limits shall be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that the Board may not increase the number of directors to a number which: (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; or
(ii) exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

SECTION 3. TERM OF OFFICE. Each director shall hold office from the date of his election or appointment until the next annual shareholder meeting. Any director ceasing to be the owner of the amount of stock required by law or in any other manner becoming disqualified, shall thereby vacate his office as director. A director who is an officer of the Bank or one of its affiliates shall not stand for re-election to the Board at the annual meeting coincident with or next following the date of his retirement or other termination of employment from the Bank or such affiliate. A director who is not an officer of the Bank or any such affiliate shall not stand for re-election to the Board at the annual meeting of the Bank held in the third year following the year in which he retired from his principal occupation; provided, however, that no director shall be eligible for re-election at the annual meeting of the Bank next following his 73rd birthday. The Board may fill any vacancy which occurs in the Board at any regular meeting of the Board or at a special meeting called for that purpose.

SECTION 4. COMPENSATION. By resolution, the Board may provide that a reasonable fee be paid to any of its members or to the members of any duly authorized committee for services rendered. No such payment shall preclude any director from serving the Bank in any other capacity and receiving compensation therefor.

SECTION 5. REGULAR MEETINGS. Regular meetings of the Board shall be held on such dates, times and locations as determined by the Chairman of the Board and communicated to the directors in writing by the beginning of each calendar year for that calendar year.

SECTION 6. SPECIAL MEETINGS. Special meetings of the Board may be held at any time and at any place upon the call of the Chairman of the Board or upon the call of at least three directors. Notice of special meetings shall state the meeting's purpose, and shall be given to each director in person, by facsimile transmission, by telephone, by overnight delivery service, or by U.S. first class mail addressed to his usual place of business or to his residence. Personal notice or notice by facsimile transmission or telephone shall be given not later than the second day before the meeting. A director's attendance at a special meeting shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 7. QUORUM; MAJORITY VOTE. A quorum of directors shall be required to transact business at any regular or special meeting of the Board. A majority of the directors shall constitute a quorum. Each director shall be entitled to one vote. A vote by a majority of the directors present at any regular or special meeting of the Board at which a quorum is present shall be required to approve any matter or proposal at any such meeting.

SECTION 8. PRESIDING OFFICER. The Chairman of the Board, if present, shall preside at all meetings of the Board. The President, if present, shall preside at meetings of the Board in the Chairman's absence. In the absence of both the Chairman and the President, the Board shall designate another one of their members to so preside.

SECTION 9. MINUTES OF MEETING. The Board shall appoint a Secretary, who need not be a member of the Board, to take minutes at any regular or special meeting of the Board. If the

Secretary is not present at any such meeting, the Chairman of the Board may designate a secretary pro tem to take minutes at the meeting. The Secretary or secretary pro tem shall record the actions and proceedings at each regular or special meeting of the Board as minutes of the meeting and shall maintain such minutes in a minute book of proceedings of such meetings of the Board. Minutes of each such meeting shall be signed by the presiding officer and secretary of each meeting.

SECTION 10. PARTICIPATION IN MEETINGS BY TELEPHONE. Unless otherwise restricted by the Articles of Association or by law, members of the Board or any committee designated by the Board may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment which allows each person participating in the meeting to hear each other. Participation in such a meeting shall constitute presence in person at such meeting.

SECTION 11. CONSENT OF DIRECTORS IN LIEU OF MEETING. Unless otherwise provided in the Articles of Association or by law, any action required to be taken at a meeting of the Board or any action which may be taken at a regular or special meeting of the Board or a committee thereof, may be taken without a meeting, without prior notice and without a vote, if written consent setting forth the action so taken is signed by all of the directors that would be necessary to authorize or take such action at a regular or special meeting of the board.

SECTION 12. COMMITTEES. The Board may, from time to time, establish such committees as it deems appropriate and as required by law. Any such committee shall be comprised of such members, shall have such authority and shall conduct its activities in such manner as is provided in the resolution establishing the committee. The members of any such committee who are not officers of the Bank shall receive such compensation as the Board determines from time to time. The Chairman of the Board shall be an ex-officio member of all committees of the Board.



                                  ARTICLE III

                                    OFFICERS

SECTION 1. OFFICER TITLES. The titles of the officers of the Bank may include the Chairman of the Board, one or more Vice Chairmen of the Board, a President, one or more Executive Vice Presidents, one or more Senior Vice Presidents, a Chief Credit Officer, a Chief Trust Officer, a Chief Financial Officer, a General Auditor, a General Counsel, one or more Vice Presidents, a Cashier, a Secretary, one or more Assistant Secretaries, one or more Trust Officers, and such other officers as may be appropriate for the prompt and orderly transaction of the business of the Bank. Individuals appointed as Chairman and Vice Chairman of the Board and President must be members of the Board. The same person may hold any two or more offices. The Chairman of the Board and the President shall have the authority to establish all officer titles below the level of Senior Vice President.

SECTION 2. ELECTION OF OFFICERS. The Chairman of the Board and the President shall be elected by the Board for the current year for which such Board was elected and each shall hold his office for such year unless he shall resign, become disqualified or be removed. Officers at the level of Senior Vice President and above shall be elected by the Board. The Chairman of the Board and the President shall have the authority to appoint all other officers, and to further delegate such authority to other officers of the Bank.

SECTION 3. AUTHORITY AND RESPONSIBILITY. The authorities and responsibilities of all officers, in addition to those specifically prescribed herein, shall be those usually pertaining to their respective offices, or as may be designated by the Board or by the Chairman of the Board or by the President, or by any officer of the Bank designated by one of the foregoing.

SECTION 4. MISCELLANEOUS. All officers and employees of the Bank who shall be responsible for any moneys, funds or valuables of the Bank shall give bond, or be covered by a blanket bond, in such penal sum and with such security as shall be approved by the Board, conditioned for the faithful and honest discharge of their duties as such officers or employees and that they will faithfully apply and account for all such moneys, funds and valuables and deliver the same on proper demand to the order of the Board of this Bank, or to the person or persons authorized to receive the same.

SECTION 5. TERM OF OFFICE. Officers shall be appointed for an indefinite term, and their employment may be terminated and/or they may be removed from office at any time. The Bank's holding company, First Chicago NBD Corporation, may terminate and/or remove the Chairman of the Board, the President and the Chief Executive Officer. The Chairman of the Board, the President, and their designates have the authority to terminate and/or remove all other officers. The salary of any officer whose employment terminates shall cease as of the date of his termination, and he shall cease to be an officer as of the date of termination.



                                   ARTICLE IV

                            TRANSFERS OF REAL ESTATE

The Chairman of the Board, the President and any Vice President or above of the Bank shall have authority (without an order of the Board) to execute and deliver on behalf of and in the name of the Bank, deeds or contracts for deeds conveying any real estate owned by the Bank in its own right or in which the Bank has an interest either with or without covenants of warranty, and the same shall be attested to by any of such officers of the Bank other than the officers so executing said instruments; provided, however, that deeds, contracts or leases with respect to any real estate used by the Bank as its banking quarters, must be executed by an executive vice president or above, or an officer designated by an executive vice president or above. All releases of mortgages or trust deeds shall be executed in the same manner as provided in the preceding sentence in respect of transfers and conveyances of real estate in which this Bank has an interest.



                                   ARTICLE V

                              CONTRACTS AND VOTING

SECTION 1. EXECUTION OF INSTRUMENTS ON BEHALF OF BANK. Any officer of the Bank and such other persons as may be authorized by the Chairman of the Board or the President from time to time are severally and respectively authorized to execute documents and take action(s) in the Bank's name in connection with transactions conducted in the ordinary course of business including, without limitation, to guarantee signatures, certify resolutions and/or agreements, endorse checks, drafts and notes, sign orders for the deposit of securities and for the withdrawal of securities deposited with the bank correspondents of this Bank. Notwithstanding the foregoing, (i) all notes evidencing obligations of the Bank must be executed and delivered by a Vice President of the Bank or above, or the Cashier, (ii) letters of credit must be signed and issued by two designated officers or by a designated officer and any employee who shall be authorized to do so by the Chairman of the Board or the President.

SECTION 2. VOTING. The vote of this Bank as stockholder in any corporation in which it may hold stock or upon any securities carrying voting rights which it shall have the right to vote in its individual capacity as a Bank, shall be cast at any stockholders' meeting by any Vice President or above, or the Cashier, in person, or by some person or persons authorized by written proxy signed by one of said officers. In all cases where shares of stock or other securities carrying voting rights and owned by this Bank shall be held in the name of a nominee of the Bank, any Vice President or above, or the Cashier may authorize such nominee to vote such stock or other securities in person, either unconditionally or upon such terms, limitations, or conditions as such officer may direct, or any such officer may authorize such nominee to execute a proxy to vote such shares of stock or other securities carrying voting rights, either unconditionally or upon such terms, limitations or conditions as such officer shall approve.



                                   ARTICLE VI

                     AUTHORITY TO SELL STOCKS, BONDS, ETC.

Any two officers from the group consisting of Vice Presidents and above and the Cashier or such officers as authorized from time to time by the Board, may at any time jointly:

(1) Sell, assign, and transfer any and all United States registered bonds now standing, or which may hereafter stand in the name of the Bank;

(2) Sell, assign, and transfer any and all notes, bonds, certificates of indebtedness or obligations of any corporation, firm or individual, which notes, bonds, certificates of indebtedness or obligations are now registered or may hereafter be registered in the name of this Bank, or are payable or endorsed to this Bank; or

(3) Sell, assign, and transfer to any assignee or transferee, for and on behalf of this Bank and in its name, any and all shares of capital stock of any corporation or corporations held by this Bank.



                                  ARTICLE VII

                  STOCK CERTIFICATES AND THE TRANSFER THEREOF

SECTION 1. TRANSFERABILITY OF SHARES. Shares of stock of this Bank shall be transferable only upon the books of the Bank, subject to the provisions of the National Bank Act. The Bank shall maintain a transfer book in which all transfers of such stock shall be recorded. Transfers of stock may be suspended preparatory to any election or payment of any dividends.

SECTION 2. RECORD DATE. The Board shall have power to fix a date of record of stock holdings for purposes of notices of shareholders' meetings, voting rights at such meetings, the payment of dividends, or any other proper purpose.

SECTION 3. MISCELLANEOUS. All stock certificates shall be signed with a manual or facsimile signature by any Vice President or above, and by another of such officers or the Secretary or Cashier, and the seal of the Bank shall be impressed thereon or a facsimile thereof printed thereon. Each certificate shall also be signed manually by the Chief Financial Officer or General Auditor, on behalf of the Bank as registrar, and by a duly authorized officer or employee of the trust department as transfer agent. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Bank by the holder thereof, or the holder's attorney, upon surrender of the certificate, and when stock is transferred, the certificates thereof shall be returned to the Bank, canceled, preserved, and new certificates issued. In case of loss of any certificates a new one executed in the manner above provided, shall be issued in lieu thereof upon proof satisfactory to the Chairman of the Board, the President, any Executive Vice President, or the Chief Trust Officer of such loss and upon appropriate indemnity if required by such officer.



                                  ARTICLE VIII

                               INCREASE OF STOCK

In the event of any increase in the capital stock of this Bank, the preemptive rights of the shareholders, if any, in respect of any such increased stock shall be set forth in the Articles of Association. Any warrants or certificates issuable to shareholders in connection with any increase of the capital stock of this Bank shall be delivered to the respective shareholders entitled thereto, either by hand or by mail, first-class postage prepaid, addressed to their respective addresses as shown on the books of the Bank. If, in the event of sale of additional shares, any subscription rights shall not have been exercised at the expiration of the specified subscription period, such unsubscribed new shares may be issued and sold at such price, not less than the par value thereof, to such persons and on such terms as the Directors may determine.



                                   ARTICLE IX

                                 BANKING HOURS

The Bank shall be open for business during such days of the year and during such hours of the day as the Chairman of the Board or the President or their designate shall determine.

                                   ARTICLE X

                                      SEAL

The seal of the Bank shall be circular in form and the words AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO-CORPORATE SEAL thereon. Such seal or a facsimile thereof may be affixed to or printed on any instrument requiring the same and attested by the Chief Financial Officer, the Cashier, the Secretary, any Assistant Secretary, any Trust Officer, or any other officer thereunto designated by the Board.



                                   ARTICLE XI

                                TRUST DEPARTMENT

SECTION 1. EXERCISE OF FIDUCIARY POWERS. All fiduciary powers of the Bank shall be exercised through the trust department, subject to all applicable laws and governmental regulations. The Bank shall maintain separate books and records for the trust department that are distinct from the other books and records of the Bank.

SECTION 2. CHIEF TRUST OFFICER. All operations and fiduciary activities of the trust department shall be the responsibility of the Chief Trust Officer, subject to the powers and duties of the Board, the Committees appointed by the Board, the Chairman of the Board, the President, and any Executive Vice President. The Board may appoint one or more Vice Presidents and/or Trust Officers in addition to the Chief Trust Officer to administer said trust department, who shall have such powers and perform such duties as may be prescribed by these By-laws or as may be delegated to them by the Chief Trust Officer, the Board, the Chairman of the Board, the President, or any Executive Vice President.

SECTION 3. EXECUTION OF INSTRUMENTS. Any Trust Officer or above, the Secretary, any Assistant Secretary, the Cashier, the Chief Financial Officer, or any other officer or person appointed by the Chairman of the Board or the President or their designate, for that purpose, or for the purpose of appointing vault custodians may sign, execute, acknowledge, deliver and accept on behalf of the Bank all checks against any trust department account or accounts and all agreements, indentures, mortgages, deeds, conveyances, releases, transfers, assignments, certificates, declarations, receipts, discharges, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings and other instruments or documents in connection with the exercise of any of the fiduciary powers of the Bank in the ordinary course of business of the trust department.

SECTION 4. AUTHENTICATION OF INSTRUMENTS. All authentication or certificates by the Bank as trustee under any mortgage, deed of trust or other instrument securing bonds, notes, debentures or other obligations of any person or corporation, and all certificates as registrar or transfer agent, and all certificates of deposit for stocks, bonds, or other securities, and interim and trust certificates may be signed or countersigned on behalf of the Bank by any of the officers designated in the preceding Section hereof or by any other person appointed by the Chairman of the

Board or the President or their designate and when so signed shall be binding on the Bank as the valid act of the Bank.

SECTION 5. VOTING. The vote of this Bank as stockholder in any corporation in which it may hold capital stocks trustee or other fiduciary capacity may be cast at the stockholders' meetings of such corporation by any Trust Officer or above, the Secretary, any Assistant Secretary, in person or by some person authorized by written proxy signed by one of said officers; provided, however, that such proxy if given to any person not an officer or director of this Bank shall be limited to a single meeting and shall either be limited to voting for trustees or directors or shall direct how such proxy holder shall vote. The above provision, however, shall not apply to stock held by this Bank under a written agreement which expressly provides for the giving of proxies. Whenever this Bank has been or may be appointed attorney in fact with power of substitution in and about the transfer of shares of capital stock of any corporation, any Second Vice President or above may substitute by proper written instrument an attorney in fact to act in the place and stead of this Bank in and about such transfer.



                                  ARTICLE XII

                             AMENDMENTS OF BY-LAWS

The Board may amend these By-laws in any respect to the extent permitted at law at any regular or special meeting of the Board or shareholders duly called for that purpose, by a vote of a majority of the Board or a majority of the shareholders.

                                   EXHIBIT 6

                 CONSENT OF TRUST UNDER SECTION 321(b) OF THE
                          TRUST INDENTURE ACT OF 1939


     The American National Bank and Trust Company of Chicago hereby consents that reports of examination of said bank by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

     Such reports shall be used for the purposes and subject to the limitations and conditions set forth in Section 321(b) of the Trust Indenture Act of 1939.

Dated: October 31, 1996


                                       AMERICAN NATIONAL BANK AND
                                       TRUST COMPANY OF CHICAGO


                                       By: /s/ Dana L. Brink
                                           -------------------------------------
                                       Its:  Vice President
                                           -------------------------------------

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

EXHIBIT 7                       Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

                                Expires March 31, 1999

Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------

[LOGO]                          Please refer to page i,                    | 1 |
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.
--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

                                                         (960930)
Report at the close of business September 30, 1996       ----------
                                                         (RCRI 9999)

This report is required by law: 12 U.S.C. /Section/ 324 (State member banks); 12 U.S.C. /Section/ 1817 (State nonmember banks); and 12 U.S.C. /Section/ 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Joseph E. Ernsteen,
   Chief Financial Officer & Executive V.P.
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Joseph E. Ernsteen
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

October 15, 1996
--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.
NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Signature
--------------------------------------------------------------------------------
Director (Trustee)

/s/ Signature
--------------------------------------------------------------------------------
Director (Trustee)

/s/ Signature
--------------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

For Banks Submitting Hard Copy Report Forms:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
--------------------------------------------------------------------------------

                                       _                                      _
FDIC Certificate Number  |_|_|_|_|_|  |                                        |
                         (RCRI 9050)
                                       CALL NO. 197    31    09-30-96
                                       STBK: 17-1490 00952  STCERT: 17-03619

                                       AMERICAN NATIONAL BANK AND TRUST COM
                                       33 NORTH LA SALLE STREET
                                       CHICAGO, IL  60690

                                      |_                                      _|


 Board of Governors of the Federal Reserve System, Federal Deposit Insurance
            Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
                                                                       Page i

                                                                        | 2 |
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
--------------------------------------------------------------------------------

Table of Contents

Signature Page...........................................................  Cover

Report of Income

Schedule RI--Income Statement.......................................  RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital..................................  RI-4

Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses...............................................................  RI-4, 5

Schedule RI-C--Applicable Income Taxes by
  Taxing Authority........................................................  RI-5

Schedule RI-D--Income from
  International Operations................................................  RI-6

Schedule RI-E--Explanations............................................  RI-7, 8

Report of Condition

Schedule RC--Balance Sheet.............................................  RC-1, 2

Schedule RC-A--Cash and Balances Due
  From Depository Institutions............................................  RC-3

Schedule RC-B--Securities...........................................  RC-3, 4, 5

Schedule RC-C--Loans and Lease Financing
  Receivables:
  Part I. Loans and Leases.............................................  RC-6, 7
  Part II. Loans to Small Businesses and
    Small Farms (included in the forms for
    June 30 only)....................................................  RC-7a, 7b

Schedule RC-D--Trading Assets and Liabilities
  (to be completed only by selected banks)................................  RC-8

Schedule RC-E--Deposit Liabilities................................  RC-9, 10, 11

Schedule RC-F--Other Assets..............................................  RC-11

Schedule RC-G--Other Liabilities.........................................  RC-11

Schedule RC-H--Selected Balance Sheet Items
  for Domestic Offices...................................................  RC-12

Schedule RC-I--Selected Assets and Liabilities
  of IBFs................................................................  RC-13

Schedule RC-K--Quarterly Averages........................................  RC-13

Schedule RC-L--Off-Balance Sheet
  Items..........................................................  RC-14, 15, 16

Schedule RC-M--Memoranda.............................................  RC-17, 18

Schedule RC-N--Past Due and Nonaccrual
  Loans, Leases, and Other Assets....................................  RC-19, 20

Schedule RC-O--Other Data for Deposit
  Insurance Assessments..............................................  RC-21, 22

Schedule RC-R--Regulatory Capital....................................  RC-23, 24

Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income................................................  RC-25

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-1
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Consolidated Report of Income
for the period January 1, 1996 - September 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                             --------------------
                                                                                                     I480
                                                                                             --------------------
                                                                Dollar Amounts in Thousands  RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------
1. Interest income:                                                                          ////////////////////
   a. Interest and fee income on loans:                                                      ///////////////////
      (1) In domestic offices:                                                               ///////////////////
          (a) Loans secured by real estate.................................................  4011         100,208      1.a.(1)(a)
          (b) Loans to depository institutions.............................................  4019           1,046      1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers..........  4024             192      1.a.(1)(c)
          (d) Commercial and industrial loans..............................................  4012         229,053      1.a.(1)(d)
          (e) Acceptances of other banks...................................................  4026               0      1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:   ////////////////////
              (1) Credit cards and related plans...........................................  4054             177      1.a.(1)(f)(1)
              (2) Other....................................................................  4055          11,689      1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions.......................  4056               0      1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political         ////////////////////
              subdivisions in the U.S.:                                                      ////////////////////
              (1) Taxable obligations......................................................  4503               0      1.a.(1)(h)(1)
              (2) Tax-exempt obligations...................................................  4504           9,138      1.a.(1)(h)(2)
          (i) All other loans in domestic offices..........................................  4058          13,874      1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs....................  4059               0      1.a.(2)
   b. Income from lease financing receivables:                                               ////////////////////
      (1) Taxable leases...................................................................  4505             644      1.b.(1)
      (2) Tax-exempt leases................................................................  4307               0      1.b.(2)
   c. Interest income on balance due from depository institutions:(1)                        ////////////////////
      (1) In domestic offices..............................................................  4105               0      1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs....................  4106               2      1.c.(2)
   d. Interest and dividend income on securities:                                            ////////////////////
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations..  4027           8,504      1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                ////////////////////
          (a) Taxable securities...........................................................  4506               0      1.d.(2)(a)
          (b) Tax-exempt securities........................................................  4507              64      1.d.(2)(b)
      (3) Other domestic debt securities...................................................  3657              34      1.d.(3)
      (4) Foreign debt securities..........................................................  3658             197      1.d.(4)
      (5) Equity securities (including investments in mutual funds)........................  3659             414      1.d.(5)
   e. Interest income from trading assets..................................................  4069             899      1.e.
                                                                                             --------------------

----------
(1) Includes interest income on time certificates of deposit not held for trading.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC 031
Address:               33 North LaSalle Street                                                                           Page RI-2
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RI--Continued

                                                                                       ----------------
                                                      Dollar Amounts in Thousands          Year-to-date
-------------------------------------------------------------------------------------------------------
 1. Interest income (continued)                                                    RIAD  Bil  Mil  Thou
    f. Interest income on federal funds sold and securities purchased under        ////////////////////
       agreements to resell in domestic offices of the bank and of its Edge        ////////////////////
       and Agreement subsidiaries, and in IBFs...................................  4020          15,304    1.f.
    g. Total interest income (sum of items 1.a through 1.f)......................  4107         391,439    1.g.
 2. Interest expense:                                                              ////////////////////
    a. Interest on deposits:                                                       ////////////////////
       (1) Interest on deposits in domestic offices:                               ////////////////////
           (a) Transaction accounts (NOW accounts, ATS accounts, and               ////////////////////
               telephone and preauthorized transfer accounts)....................  4508           5,046    2.a.(1)(a)
           (b) Nontransaction accounts:                                            ////////////////////
               (1) Money market deposit accounts (MMDAs).........................  4509          17,849    2.a.(1)(b)(1)
               (2) Other savings deposits........................................  4511           5,404    2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more..............  4174          25,456    2.a.(1)(b)(3)
               (4) All other time deposits.......................................  4512          16,079    2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement             ////////////////////
           subsidiaries, and IBFs................................................  4172          51,575    2.a.(2)
    b. Expense of federal funds purchased and securities sold under                ////////////////////
       agreements to repurchase in domestic offices of the bank and of its         ////////////////////
       Edge and Agreement subsidiaries, and in IBFs..............................  4180          30,013    2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading               ////////////////////
       liabilities, and other borrowed money.....................................  4185              85    2.c.
    d. Interest on mortgage indebtedness and obligations under capitalized         ////////////////////
       leases....................................................................  4072               0    2.d.
    e. Interest on subordinated notes and debentures.............................  4200           4,080    2.e.
    f. Total interest expense (sum of items 2.a through 2.e).....................  4073         155,587    2.f.
                                                                                                           -------------------------
 3. Net interest income (item 1.g minus 2.f).....................................  ////////////////////    RIAD 4074  235,852   3.
 4. Provisions:                                                                    ////////////////////    -------------------------
    a. Provision for loan and lease losses.......................................  ////////////////////    RIAD 4230   12,750   4.a.
    b. Provision for allocated transfer risk.....................................  ////////////////////    RIAD 4243        0   4.b.
                                                                                                           -------------------------
 5. Noninterest income:                                                            ////////////////////
    a. Income from fiduciary activities..........................................  4070          20,118    5.a.
    b. Service charges on deposit accounts in domestic offices...................  4080          13,044    5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum                  ////////////////////
       items 8.a through 8.d)....................................................  A220           8,062    5.c.
    d. Other foreign transaction gains (losses)..................................  4076               0    5.d.
    e. Not applicable                                                              ////////////////////
    f. Other noninterest income:                                                   ////////////////////
       (1) Other fee income......................................................  5407          21,559    5.f.(1)
       (2) All other noninterest income*.........................................  5408           2,230    5.f.(2)
                                                                                                           ----------------------
    g. Total noninterest income (sum of items 5.a through 5.f)...................  ////////////////////    RIAD 4079   65,013   5.g.
 6. a. Realized gains (losses) on held-to-maturity securities....................  ////////////////////    RIAD 3521        0   6.a.
    b. Realized gains (losses) on available-for-sale securities..................  ////////////////////    RIAD 3196        0   6.b.
                                                                                                           -----------------------
 7. Noninterest expense:                                                           ////////////////////
    a. Salaries and employee benefits............................................  4135          92,626    7.a.
    b. Expenses of premises and fixed assets (net of rental income)                ////////////////////
       (excluding salaries and employee benefits and mortgage interest)..........  4217          20,609    7.b.
    c. Other noninterest expense*................................................  4092          50,201    7.c.
                                                                                                           -----------------------
    d. Total noninterest expense (sum of items 7.a through 7.c)..................  ////////////////////    RIAD 4093  163,436   7.d.
                                                                                                           -----------------------
 8. Income (loss) before income taxes and extraordinary items and other            ////////////////////
                                                                                                           -----------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)....  ////////////////////    RIAD 4301  124,679   8.
 9. Applicable income taxes (on item 8)..........................................  ////////////////////    RIAD 4302   44,795   9.
                                                                                                           -----------------------
10. Income (loss) before extraordinary items and other adjustments (item 8         ////////////////////
                                                                                                           -----------------------
    minus 9).....................................................................  ////////////////////    RIAD 4300   79,884  10.
                                                                                   ------------------------------------------

---------
*Describe on Schedule RI-E--Explanations.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RI-3
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RI--Continued

                                                                                           ------------
                                                                                           Year-to-date
                                                                                   --------------------
                                                      Dollar Amounts in Thousands  RIAD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------
11. Extraordinary items and other adjustments:                                     ////////////////////
    a. Extraordinary items and other adjustments, gross of income taxes*.........  4310               0    11.a.
    b. Applicable income taxes (on item 11.a)*...................................  4315               0    11.b.
    c. Extraordinary items and other adjustments, net of income taxes              ////////////////////
                                                                                                           ------------------------
       (item 11.a minus 11.b)....................................................  ////////////////////    RIAD 4320        0  11.c.
12. Net income (loss) (sum of items 10 and 11.c).................................  ////////////////////    RIAD 4340   79,884  12.
                                                                                   ------------------------------------------------

                                                                                                               --------
                                                                                                                 I481 (-
                                                                                                           ------------
Memoranda                                                                                                  Year-to-date
                                                                                                   --------------------
                                                                      Dollar Amounts in Thousands  RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after     ////////////////////
    August 7, 1986, that is not deductible for federal income tax purposes.......................  4513           3,123       M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices           ////////////////////
    (included in Schedule RI, item 8)............................................................  8431           1,210       M.2.
 3.-4. Not applicable                                                                              ////////////////////
 5. Number of full-time equivalent employees on payroll at end of current period (round to         ////          Number
    nearest whole number)........................................................................  4150           1,977       M.5.
 6. Not applicable                                                                                 ////////////////////
 7. If the reporting bank has restated its balance sheet as a result of applying push down         ////        MM DD YY
    accounting this calendar year, report the date of the bank's acquisition.....................  9106        00/00/00       M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)           ////////////////////
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                    ////  Bil  Mil  Thou
    a. Interest rate exposures...................................................................  8757           6,022       M.8.a.
    b. Foreign exchange exposures................................................................  8758           2,040       M.8.b.
    c. Equity security and index exposures.......................................................  8759               0       M.8.c.
    d. Commodity and other exposures.............................................................  8760               0       M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:        ////////////////////
    a. Net increase (decrease) to interest income................................................  8761           1,362       M.9.a.
    b. Net (increase) decrease to interest expense...............................................  8762             (39)      M.9.b.
    c. Other (noninterest) allocations...........................................................  8763               0       M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions)............................  A251               0       M.10.
                                                                                                   --------------------

---------
*Describe on Schedule RI-E--Explanations.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RI-4
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                        ------
                                                                                                                         I483
                                                                                                          --------------------
                                                                             Dollar Amounts in Thousands  RIAD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1995, Reports of Condition               ////////////////////
    and Income..........................................................................................  3215         612,811    1.
 2. Equity capital adjustments from amended Reports of Income, net*.....................................  3216               0    2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)................................  3217         612,811    3.
 4. Net income (loss) (must equal Schedule RI, item 12).................................................  4340          79,884    4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net..................................  4346               0    5.
 6. Changes incident to business combinations, net......................................................  4356               0    6.
 7. LESS: Cash dividends declared on preferred stock....................................................  4470               0    7.
 8. LESS: Cash dividends declared on common stock.......................................................  4460          28,000    8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for         ////////////////////
    this schedule)......................................................................................  4411               0    9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)....  4412               0   10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities....................  8433             (24)  11.
12. Foreign currency translation adjustments............................................................  4414               0   12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above)............  4415          50,000   13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal                    ////////////////////
    Schedule RC, item 28)...............................................................................  3210         714,671   14.
                                                                                                          --------------------

--------
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                   ------
                                                                                                                    I486
                                                                             --------------------------------------------
                                                                                  (Column A)              (Column B)
                                                                                 Charge-offs              Recoveries
                                                                             --------------------------------------------
                                                                                        Calendar year-to-date
                                                                             --------------------------------------------
                                               Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou    RIAD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                                             ////////////////////    ////////////////////
   a. To U.S. addressees (domicile).......................................   4651           2,898    4661             600   1.a.
   b. To non-U.S. addressees (domicile)...................................   4652               0    4662               0   1.b.
2. Loans to depository institutions and acceptances of other banks:          ////////////////////    ////////////////////
   a. To U.S. banks and other U.S. depository institutions................   4653               0    4663               0   2.a.
   b. To foreign banks....................................................   4654               0    4664               0   2.b.
3. Loans to finance agricultural production and other loans to farmers....   4655               0    4665               0   3.
4. Commercial and industrial loans:                                          ////////////////////    ////////////////////
   a. To U.S. addressees (domicile).......................................   4645          15,652    4617           3,638   4.a.
   b. To non-U.S. addressees (domicile)...................................   4646               0    4618               0   4.b.
5. Loans to individuals for household, family, and other personal            ////////////////////    ////////////////////
   expenditures:                                                             ////////////////////    ////////////////////
   a. Credit cards and related plans......................................   4656               0    4666               0   5.a.
   b. Other (includes single payment, installment, and all student loans).   4657              73    4667              77   5.b.
6. Loans to foreign governments and official institutions.................   4643               0    4627               0   6.
7. All other loans........................................................   4644             486    4628             160   7.
8. Lease financing receivables:                                              ////////////////////    ////////////////////
   a. Of U.S. addressees (domicile).......................................   4658               0    4668               0   8.a.
   b. Of non-U.S. addressees (domicile)...................................   4659               0    4669               0   8.b.
9. Total (sum of items 1 through 8).......................................   4635          19,109    4605           4,475   9.
                                                                             --------------------------------------------


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RI-5
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|

Schedule RI-B--Continued

Part I. Continued

                                                                           --------------------------------------------
                                                                                (Column A)              (Column B)
                                                                               Charge-offs              Recoveries
                                                                           --------------------------------------------
Memoranda                                                                             Calendar year-to-date
                                                                           --------------------------------------------
                                             Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou    RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------
1-3. Not applicable                                                        ////////////////////    ////////////////////
4. Loans to finance commercial real estate, construction, and land         ////////////////////    ////////////////////
   development activities (not secured by real estate) included in         ////////////////////    ////////////////////
   Schedule RI-B, part I, items 4 and 7, above..........................   5409               0    5410               0    M.4.
5. Loans secured by real estate in domestic offices (included in           ////////////////////    ////////////////////
   Schedule RI-B, part I, item 1, above):                                  ////////////////////    ////////////////////
   a. Construction and land development.................................   3582               0    3583               0    M.5.a.
   b. Secured by farmland...............................................   3584               0    3585               0    M.5.b.
   c. Secured by 1-4 family residential properties:                        ////////////////////    ////////////////////
      (1) Revolving, open-end loans secured by 1-4 family residential      ////////////////////    ////////////////////
          properties and extended under lines of credit.................   5411             138    5412              82    M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties..   5413               0    5414              81    M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties.........   3588              22    3589               0    M.5.d.
   e. Secured by nonfarm nonresidential properties......................   3590           2,738    3591             437    M.5.e.
                                                                           --------------------------------------------

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                             --------------------
                                                               Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1995, Reports of Condition and Income..   3124         166,398    1.
2. Recoveries (must equal part I, item 9, column B above).................................   4605           4,475    2.
3. LESS: Charge-offs (must equal part I, item 9, column A above)..........................   4635          19,109    3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a.)................   4230          12,750    4.
5. Adjustments* (see instructions for this schedule)......................................   4815          25,893    5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,         ////////////////////
   item 4.b)..............................................................................   3123         190,407    6.
                                                                                             --------------------

----------
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                           ------
                                                                                                            I489
                                                                                             --------------------
                                                               Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------
1. Federal................................................................................   4780             N/A    1.
2. State and local........................................................................   4790             N/A    2.
3. Foreign................................................................................   4795             N/A    3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b).....   4770             N/A    4.
5. Deferred portion of item 4...........................................  RIAD 4772    N/A   ////////////////////    5.
                                                                         ----------------------------------------


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page  RI-6
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                                   ------
                                                                                                                    I492
                                                                                                           --------------
                                                                                                            Year-to-date
                                                                                                     --------------------
                                                                       Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,           ////////////////////
   and IBFs:                                                                                         ////////////////////
   a. Interest income booked......................................................................   4837          51,532    1.a.
   b. Interest expense booked.....................................................................   4838          51,598    1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and            ////////////////////
      IBFs (item 1.a minus 1.b)...................................................................   4839             (66)   1.c.
2. Adjustments for booking location of international operations:                                     ////////////////////
   a. Net interest income attributable to international operations booked at domestic offices.....   4840               0    2.a.
   b. Net interest income attributable to domestic business booked at foreign offices.............   4841         (51,598)   2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)........................................   4842          51,598    2.c.
3. Noninterest income and expense attributable to international operations:                          ////////////////////
   a. Noninterest income attributable to international operations.................................   4097           2,040    3.a.
   b. Provision for loan and lease losses attributable to international operations................   4235               0    3.b.
   c. Other noninterest expense attributable to international operations..........................   4239           1,159    3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus      ////////////////////
      3.b and 3.c)................................................................................   4843             881    3.d.
4. Estimated pretax income attributable to international operations before capital allocation        ////////////////////
   adjustment (sum of items 1.c, 2.c, and 3.d)....................................................   4844          52,413    4.
5. Adjustment to pretax income for internal allocations to international operations to reflect       ////////////////////
   the effects of equity capital on overall bank funding costs....................................   4845               0    5.
6. Estimated pretax income attributable to international operations after capital allocation         ////////////////////
   adjustment (sum of items 4 and 5)..............................................................   4846          52,413    6.
7. Income taxes attributable to income from international operations as estimated in item 6.......   4797          19,525    7.
8. Estimated net income attributable to international operations (item 6 minus 7).................   4341          32,888    8.
                                                                                                     --------------------

Memoranda

                                                                                                     --------------------
                                                                       Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above........................................   4847          51,530    M.1.
2. Intracompany interest expense included in item 1.b above.......................................   4848              23    M.2.
                                                                                                     --------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                           --------------
                                                                                                            Year-to-date
                                                                                                     --------------------
                                                                       Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs.................................................................   4849               0    1.
2. Interest expense booked at IBFs................................................................   4850               0    2.
3. Noninterest income attributable to international operations booked at domestic offices            ////////////////////
   (excluding IBFs):                                                                                 ////////////////////
   a. Gains (losses) and extraordinary items......................................................   5491               0    3.a.
   b. Fees and other noninterest income...........................................................   5492           2,040    3.b.
4. Provision for loan and lease losses attributable to international operations booked at domestic   ////////////////////
   offices (excluding IBFs).......................................................................   4852               0    4.
5. Other noninterest expense attributable to international operations booked at domestic offices     ////////////////////
   (excluding IBFs)...............................................................................   4853           1,135    5.
                                                                                                     --------------------


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RI-7
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                 ----------
                                                                                                                 |  I495  |
                                                                                                           ----------------
                                                                                                           | Year-to-date |
                                                                                                     ----------------------
                                                                         Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
 1. All other noninterest income (from Schedule RI, item 5.f. (2))                                   | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f. (2):                                    | ////////////////// |
    a. Net gains on other real estate owned......................................................... | 5415         2,190 | 1.a.
    b. Net gains on sales of loans.................................................................. | 5416             0 | 1.b.
    c. Net gains on sales of premises and fixed assets.............................................. | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,             | ////////////////// |
    item 5.f. (2):                                                                                   | ////////////////// |
       -------------
    d. | TEXT 4461 |                                                                                 | 4461               | 1.d.
       ----------------------------------------------------------------------------------------------
    e. | TEXT 4462 |                                                                                 | 4462               | 1.e.
       ----------------------------------------------------------------------------------------------
    f. | TEXT 4463 |                                                                                 | 4463               | 1.f.
       ----------------------------------------------------------------------------------------------
 2. Other noninterest expense (from Schedule RI, item 7.c):                                          | ////////////////// |
    a. Amortization expense of intangible assets.................................................... | 4531           854 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                         | ////////////////// |
    b. Net losses on other real estate owned........................................................ | 5418             0 | 2.b.
    c. Net losses on sales of loans................................................................. | 5419             0 | 2.c.
    d. Net losses on sales of premises and fixed assets............................................. | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,             | ////////////////// |
    item 7.c:                                                                                        | ////////////////// |
       -------------
    e. | TEXT 4464 | INTERCOMPANY CHARGES                                                            | 4464        22,248 | 2.e.
       ----------------------------------------------------------------------------------------------
    f. | TEXT 4467 |                                                                                 | 4467               | 2.f.
       ----------------------------------------------------------------------------------------------
    g. | TEXT 4468 |                                                                                 | 4468               | 2.g.
       ----------------------------------------------------------------------------------------------
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable           | ////////////////// |
    income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary          | ////////////////// |
    items and other adjustments):                                                                    | ////////////////// |
           -------------
    a. (1) | TEXT 4469 |                                                                             | 4469               | 3.a. (1)
           ------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                  | RIAD 4486 |               | ////////////////// | 3.a. (2)
           -------------                                                 ----------------------------
    b. (1) | TEXT 4487 |                                                                             | 4487               | 3.b. (1)
           ------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                  | RIAD 4488 |               | ////////////////// | 3.b. (2)
           -------------                                                 ----------------------------
    c. (1) | TEXT 4489 |                                                                             | 4489               | 3.c. (1)
           ------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                  | RIAD 4491 |               | ////////////////// | 3.c. (2)
                                                                         ----------------------------
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)           | ////////////////// |
    (itemize and describe all adjustments):                                                          | ////////////////// |
       -------------
    a. | TEXT 4492 |                                                                                 | 4492               | 4.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4493 |                                                                                 | 4493               | 4.b.
       ----------------------------------------------------------------------------------------------
 5. Cumulative effect of changes in accounting principles from prior years                           | ////////////////// |
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):        | ////////////////// |
       -------------
    a. | TEXT 4494 |                                                                                 | 4494               | 5.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4495 |                                                                                 | 4495               | 5.b.
       ----------------------------------------------------------------------------------------------
 6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)         | ////////////////// |
    (itemize and describe all corrections):                                                          | ////////////////// |
       -------------
    a. | TEXT 4496 |                                                                                 | 4496               | 6.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4497 |                                                                                 | 4497               | 6.b.
       --------------------------------------------------------------------------------------------------------------------


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RI-8
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RI-E--Continued

                                                                                                           ----------------
                                                                                                           | Year-to-date |
                                                                                                     ----------------------
                                                                         Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                     | ////////////////// |
    (itemize and describe all such transactions):                                                    | ////////////////// |
       -------------
    a. | TEXT 4498 | CAPITAL CONTRIBUTION FROM PARENT HOLDING CORP.                                  | 4498      50,000   | 7.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4499 |                                                                                 | 4499               | 7.b.
       ----------------------------------------------------------------------------------------------
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)         | ////////////////// |
    (itemize and describe all adjustments):                                                          | ////////////////// |
       -------------
    a. | TEXT 4521 | ADJUSTMENT INCIDENT TO BUSINESS COMBINATION                                     | 4521      25,893   | 8.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4522 |                                                                                 | 4522               | 8.b.
       --------------------------------------------------------------------------------------------------------------------
 9. Other explanations (the space below is provided for the bank to briefly describe, at its         |   I498  |   I499   |
    option, any other significant items affecting the Report of Income):                              --------------------
    No comment [__] (RIAD 4769)
    Other explanations (please type or print clearly):
    (TEXT 4769)


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-1
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Consolidated Report of Condition for Insured Commercial and State-Chartered Saving Banks for September 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.


SCHEDULE RC--BALANCE SHEET
                                                                                                               _____
                                                                                                              | C400| LESS THAN
                                                                                                ---------------------
                                                                    Dollar Amounts in Thousands| RCFD Bil Mil Thou  |
---------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                         | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                   | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1).................................. | 0081       612,103 |  1.a.
    b. Interest-bearing balances(2)........................................................... | 0071             0 |  1.b.
 2. Securities:                                                                                | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A)............................. | 1754             0 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)........................... | 1773       181,525 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in                  | ////////////////// |
    domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:      | ////////////////// |
    a. Federal funds sold..................................................................... | 0276       320,150 |  3.a.
    b. Securities purchased under agreements to resell........................................ | 0277             0 |  3.b.
 4. Loans and lease financing receivables:                            _________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) |RCFD 2122 |    6,764,142 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses.................... |RCFD 3123 |      190,407 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve........................ |RCFD 3128 |            0 | ////////////////// |  4.c.
    d. Loans and leases, net of unearned income,                      -------------------------|                    |
       allowance, and reserve (item 4.a minus 4.b and 4.c).................................... | 2125    6,573,735  |  4.d.
 5. Trading assets (from Schedule RC-D)....................................................... | 3545       21,301  |  5.
 6. Premises and fixed assets (including capitalized leases).................................. | 2145       42,091  |  6.
 7. Other real estate owned (from Schedule RC-M).............................................. | 2150        5,733  |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from                  |                    |
    Schedule RC-M)............................................................................ | 2130            0  |  8.
 9. Customers' liability to this bank on acceptances outstanding.............................. | 2155       29,870  |  9.
10. Intangible assets (from Schedule RC-M).................................................... | 2143        4,286  | 10.
11. Other assets (from Schedule RC-F)......................................................... | 2160      138,414  | 11.
12. Total assets (sum of items 1 through 11).................................................. | 2170    7,929,208  | 12.
                                                                                                -----------------
-------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

                                                                11


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page  RC-2
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------
Schedule RC--Continued

                                                           Dollar Amounts in Thousands                     Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,
       part 1)........................................................................     RCON 2200      4,263,939     13.a.
       (1) Noninterest-bearing (1)..........................RCON 6631        2,035,581                                  13.a.(1)
       (2) Interest-bearing.................................RCON 6636        2,228,358                                  13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule
       RC-E, part II).................................................................     RCFN 2200      1,404,190     13.b.
       (1) Noninterest-bearing..............................RCFN 6631                0                                  13.b.(1)
       (2) Interest-bearing.................................RCFN 6636        1,404,190                                  13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased........................................................     RCFD 0278      1,298,985     14.a.
    b. Securities sold under agreements to repurchase.................................     RCFD 0279          6,855     14.b.
15. a. Demand notes issued to the U.S. Treasury.......................................     RCON 2840              0     15.a.
    b. Trading liabilities (from Schedule RC-D).......................................     RCFD 3548            212     15.b.
16. Other borrowed money:
    a. With a remaining maturity of one year or less..................................     RCFD 2332          2,292     16.a.
    b. With a remaining maturity of more than one year................................     RCFD 2333              0     16.b.
17. Mortgage indebtedness and obligations under capitalized leases....................     RCFD 2910              0     17.
18. Bank's liability on acceptances executed and outstanding..........................     RCFD 2920         29,870     18.
19. Subordinated notes and debentures.................................................     RCFD 3200        125,000     19.
20. Other liabilities (from Schedule RC-G)............................................     RCFD 2930         83,194     20.
21. Total liabilities (sum of items 13 through 20)....................................     RCFD 2948      7,214,537     21.
22. Limited-life preferred stock and related surplus..................................     RCFD 3282              0     22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus.....................................     RCFD 3838              0     23.
24. Common stock......................................................................     RCFD 3230         20,600     24.
25. Surplus (exclude all surplus related to preferred stock)..........................     RCFD 3839        324,680     25.
26. a. Undivided profits and capital reserves.........................................     RCFD 3632        369,294     26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities.........     RCFD 8434             97     26.b.
27. Cumulative foreign currency translation adjustments...............................     RCFD 3284              0     27.
28. Total equity capital (sum of items 23 through 27).................................     RCFD 3210        714,671     28.
29. Total liabilities limited-life preferred stock, and equity capital (sum of items
    21, 22, and 28)...................................................................     RCFD 3300      7,929,208     29.
                                                                                           ----------------------------------
Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best                              Number
   describes the most comprehensive level of auditing work performed for the bank by               -------------------------
   independent external auditors as of any date during 1995...................................     RCFD 6724    N/A     M.1.
                                                                                                   -------------------------
1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work
--------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.



Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page  RC-3
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.
                                                                                                                     ----------
                                                                                                                     |  C405  | <->
                                                                                -----------------------------------------------
                                                                                |      (Column A)      |      (Column B)      |
                                                                                |     Consolidated     |       Domestic       |
                                                                                |         Bank         |       Offices        |
                                                                                |----------------------|----------------------|
                                                Dollar Amounts in Thousands     | RCFD  Bil  Mil  Thou | RCON  Bil  Mil  Thou |
-------------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and       | //////////////////// | //////////////////// |
   coin........................................................................ | 0022         486,133 | //////////////////// | 1.
   a.  Cash items in process of collection and unposted debits................. | //////////////////// | 0020         445,021 | 1.a.
   b.  Currency and coin....................................................... | //////////////////// | 0080          41,112 | 1.b.
2. Balances due from depository institutions in the U.S........................ | //////////////////// | 0082          34,128 | 2.
   a.  U.S. branches and agencies of foreign banks (including their IBFs)...... | 0083               0 | //////////////////// | 2.a.
   b.  Other commercial banks in the U.S. and other depository institutions     | //////////////////// | //////////////////// |
       in the U.S. (including their IBFs)...................................... | 0085          34,128 | //////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks...... | //////////////////// | 0070           7,407 | 3.
   a.  Foreign branches of other U.S. banks.................................... | 0073               0 | //////////////////// | 3.a.
   b.  Other banks in foreign countries and foreign central banks.............. | 0074           7,407 | //////////////////// | 3.b.
4. Balances due from Federal Reserve Banks..................................... | 0090          84,435 | 0090          84,435 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal               | //////////////////// | //////////////////// |
   Schedule RC, sum of items 1.a  and 1.b)..................................... | 0010         612,103 | 0010         612,103 | 5.
                                                                                -----------------------------------------------

                                                                                                  ------------------------
Memorandum                                                          Dollar Amounts in Thousands   | RCON  Bil  Mil  Thou |
--------------------------------------------------------------------------------------------------------------------------
1.  Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,       | //////////////////// |
    column B above) ............................................................................. | 0050          34,128 | M.1.
                                                                                                  ------------------------

Schedule RC-B--Securities

Exclude assets held for trading.
                                                                                                                     ----------
                                                                                                                     |  C410  | <->
                                  ---------------------------------------------------------------------------------------------
                                  |              Held-to-maturity               |             Available-for-sale              |
                                  ---------------------------------------------------------------------------------------------
                                  |      (Column A)      |      (Column B)      |      (Column C)      |      (Column D)      |
                                  |    Amortized Cost    |      Fair Value      |    Amortized Cost    |    Fair Value (1)    |
                                  |----------------------|----------------------|---------------------------------------------|
      Dollar Amounts in Thousands | RCFD  Bil  Mil  Thou | RCFD  Bil  Mil  Thou | RCFD  Bil  Mil  Thou | RCFD  Bil  Mil  Thou |
--------------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities...... | 0211               0 | 0213               0 | 1286         161,253 | 1287         161,302 | 1.
2. U.S. Government agency         | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   and corporation obligations    | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   (exclude mortgage-backed       | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   securities):                   | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   a. Issued by U.S. Govern-      | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      ment agencies (2).......... | 1289               0 | 1290               0 | 1291               0 | 1293               0 | 2.a.
   b. Issued by U.S.              | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      Government-sponsored        | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      agencies (3)............... | 1294               0 | 1295               0 | 1297           4,074 | 1298           4,114 | 2.b.
                                  ---------------------------------------------------------------------------------------------

----------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page  RC-4
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------
Schedule RC-B--Continued
                                __________________________________________________________________________________________
                               |               Held-to-maturity                             Available-for-sale             |
                               | _________________________________________________________________________________________ |
                               |      (Column A)      |      (Column B)      |      (Column C)      |      (Column D)      |
                               |    Amortized Cost    |      Fair Value      |    Amortized Cost    |    Fair Value (1)    |
                               | _____________________|______________________|______________________|_____________________ |
Dollar Amounts in Thousands    | RCFD  Bil  Mil  Thou | RCFD  Bil  Mil  Thou | RCFD  Bil  Mil  Thou | RCFD  Bil  Mil  Thou |
_______________________________|______________________|______________________|______________________|_____________________ |
3. Securities issued by states | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   and political subdivisions  | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   in the U.S.:                | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   a. General obligations......| 1676               0 | 1677               0 | 1678           1,034 | 1679           1,040 | 3.a.
   b. Revenue obligations......| 1681               0 | 1686               0 | 1690              30 | 1691              29 | 3.b.
   c. Industrial development   | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      and similar obligations..| 1694               0 | 1695               0 | 1696               0 | 1697               0 | 3.c.
4. Mortgage-backed             | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   securities (MBS):           | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   a. Pass-through securities: | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      (1) Guaranteed by        | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
          GNMA.................| 1698               0 | 1699               0 | 1701             264 | 1702             268 | 4.a.(1)
      (2) Issued by FNMA       | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
          and FHLMC............| 1703               0 | 1705               0 | 1706             456 | 1707             467 | 4.a.(2)
      (3) Other pass-through   | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
          securities...........| 1709               0 | 1710               0 | 1711               0 | 1713               0 | 4.a.(3)
   b. Other mortgage-backed    | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      securities (include CMOs,| //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      REMICs, and stripped     | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      MBS):                    | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      (1) Issued or guaranteed | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
          by FNMA, FHLMC,      | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
          or GNMA..............| 1714               0 | 1715               0 | 1716             201 | 1717             196 | 4.b.(1)
      (2) Collateralized       | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
          by MBS issued or     | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
          guaranteed by FNMA,  | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
          FHLMC, or GNMA.......| 1718               0 | 1719               0 | 1731               0 | 1732               0 | 4.b.(2)
      (3) All other mortgage-  | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
          backed securities....| 1733               0 | 1734               0 | 1735               8 | 1736               8 | 4.b.(3)
5. Other debt securities:      | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   a. Other domestic debt      | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      securities...............| 1737               0 | 1738               0 | 1739             369 | 1741             369 | 5.a.
   b. Foreign debt             | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      securities...............| 1742               0 | 1743               0 | 1744           3,115 | 1746           3,165 | 5.b.
6. Equity securities:          | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   a. Investments in mutual    | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      funds....................| //////////////////// | //////////////////// | 1747               0 | 1748               0 | 6.a.
   b. Other equity securities  | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      with readily determin-   | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      able fair values.........| //////////////////// | //////////////////// | 1749               0 | 1751               0 | 6.b.
   c. All other equity         | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
      securities(1)............| //////////////////// | //////////////////// | 1752          10,567 | 1753          10,567 | 6.c.
7. Total (sum of items 1       | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   through 6) (total of        | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   column A must equal         | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   Schedule RC, item 2.a)      | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   (total of column D must     | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   equal Schedule RC,          | //////////////////// | //////////////////// | //////////////////// | //////////////////// |
   item 2.b)...................| 1754               0 | 1771               0 | 1772         181,371 | 1773         181,525 | 7.
                               ____________________________________________________________________________________________

-------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page  RC-5
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RC-B -- Continued
                                                                                                              _____
                                                                                                             | C412| LESS THAN
                                                                                               ---------------------
Memoranda                                                          Dollar Amounts in Thousands| RCFD Bil Mil Thou  |
--------------------------------------------------------------------------------------------------------------------
1. Pledged securities (2) .................................................................   | 0416       165,416 |  M.1.
2. Maturity and repricing data for debt securities (2), (3), (4) (excluding those in          | ////////////////// |
   nonaccrual status):                                                                        | ////////////////// |
   a. Fixed rate debt securities with a remaining maturity of:                                | ////////////////// |
      (1) Three months or less.............................................................   | 0343        40,639 |  M.2.a.(1)
      (2) Over three months through 12 months..............................................   | 0344        96,785 |  M.2.a.(2)
      (3) Over one year through five years.................................................   | 0345        29,324 |  M.2.a.(3)
      (4) Over five years..................................................................   | 0346         2,063 |  M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a. (1) through 2.a.(4)  | 0347       168,811 |  M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                            | ////////////////// |
      (1) Quarterly or more frequently.....................................................   | 4544             0 |  M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly..................   | 4545         2,147 |  M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually...........   | 4551             0 |  M.2.b.(3)
      (4) Less frequently than every five years............................................   | 4552             0 |  M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b(1) through 2.b.(4))| 4553         2,147 |  M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total   | ////////////////// |
      debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus    | ////////////////// |
      nonaccrual debt securities included in Schedule RC-N, item 9, column C)..............   | 0393       170,958 |  M.2.c.
3. Not applicable                                                                             | ////////////////// |
4. Held-to-maturity debt securities restructured and in compliance with modified terms        | ////////////////// |
   (included in Schedule RC-B, items 3 through 5, column A, above).........................   | 5365             0 |  M.4.5519
5. Not applicable                                                                             | ////////////////// |
6. Floating rate debt securities with a remaining maturity of one year or less (2), (4)       | ////////////////// |
   (included in Memorandum items 2.b.(1) through 2.b.(4) above)............................   | 5519             0 |  M.6.5519
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale    | ////////////////// |
   or trading securities during the calendar year-to-date (report the amortized cost at       | ////////////////// |
   date of sale or transfer)...............................................................   | 1778             0 |  M.7.5519
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale     | ////////////////// |
   accounts in Schedule RC-B, item 4.b):                                                      | ////////////////// |
   a. Amortized cost.......................................................................   | 8780             0 |  M.8.a.
   b. Fair value...........................................................................   | 8781             0 |  M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in      | ////////////////// |
   Schedule RC-B, items 2, 3, and 5):                                                         | ////////////////// |
   a. Amortized cost.......................................................................   | 8782             0 |  M.9.a.
   b. Fair value...........................................................................   | 8783             0 |  M.9.b.
                                                                                              ----------------------

-----------------------------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page  RC-6
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RC-C--Loans and Lease Financing Receivables

Part I.  Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts                                               ________
reported in this schedule.  Report total loans and leases, net of unearned                                       | C415 |
income.  Exclude assets held for trading.                                  _____________________________________________
                                                                           |     (Column A)      |      (Column B)      |
                                                                           |    Consolidated     |       Domestic       |
                                                                           |        Bank         |       Offices        |
                                                                           |_____________________|______________________|
                                          Dollar Amounts in Thousands      |RCFD  Bil  Mil  Thou | RCON  Bil  Mil  Thou |
__________________________________________________________________________ |____________________ _______________________|
  1. Loans secured by real estate........................................  | 1410      1,873,006 | //////////////////// | 1.
     a. Construction and land development................................  | /////////////////// | 1415         207,567 | 1.a.
     b. Secured by farmland (including farm residential and other          | /////////////////// | //////////////////// |
        improvements)....................................................  | /////////////////// | 1420             992 | 1.b.
     c. Secured by 1-4 family residential properties:                      | /////////////////// | //////////////////// |
        (1) Revolving, open-end loans secured by 1-4 family residential    | /////////////////// | //////////////////// |
            properties and extended under lines of credit................  | /////////////////// | 1797          96,404 | 1.c.(1)
        (2) All other loans secured by 1-4 family residential properties:  | /////////////////// | //////////////////// |
            (a) Secured by first liens ..................................  | /////////////////// | 5367         436,160 | 1.c.(2)(a)
            (b) Secured by junior liens .................................  | /////////////////// | 5368             249 | 1.c.(2)(b)
     d. Secured by multifamily (5 or more) residential properties........  | /////////////////// | 1460          71,361 | 1.d.
     e. Secured by nonfarm nonresidential properties.....................  | /////////////////// | 1480       1,060,273 | 1.e.
  2. Loans to depository institutions:                                     | /////////////////// | //////////////////// |
     a. To commercial banks in the U.S. .................................  | /////////////////// | 1505          11,999 | 2.a.
        (1) To U.S. branches and agencies of foreign banks...............  | 1506              0 | //////////////////// | 2.a.(1)
        (2) To other commercial banks in the U.S. .......................  | 1507         11,999 | //////////////////// | 2.a.(2)
     b. To other depository institutions in the U.S. ....................  | 1517            191 | 1517             191 | 2.b.
     c. To banks in foreign countries ...................................  | /////////////////// | 1510             277 | 2.c.
        (1) To foreign branches of other U.S. banks......................  | 1513              0 | //////////////////// | 2.c.(1)
        (2) To other banks in foreign countries..........................  | 1516            277 | //////////////////// | 2.c.(2)
  3. Loans to finance agricultural production and other loans to farmers.  | 1590          3,078 | 1590           3,078 | 3.
  4. Commercial and industrial loans:                                      | /////////////////// | //////////////////// |
     a. To U.S. addressees (domicile)....................................  | 1763      4,174,478 | 1763       4,174,478 | 4.a
     b. To non-U.S. addressees (domicile)................................  | 1764          2,800 | 1764           2,800 | 4.b.
  5. Acceptances of other banks:                                           | /////////////////// | //////////////////// |
     a. Of U.S. banks....................................................  | 1756              0 | 1756               0 | 5.a.
     b. Of foreign banks.................................................  | 1757              0 | 1757               0 | 5.b.
  6. Loans to individuals for household, family, and other personal        | /////////////////// | //////////////////// |
     expenditures (i.e., consumer loans) (includes purchased paper)......  | /////////////////// | 1975         202,932 | 6.
     a. Credit cards and related plans (includes check credit and other    | /////////////////// | //////////////////// |
        revolving credit plans) .........................................  | 2008          1,506 | //////////////////// | 6.a.
     b. Other (includes single payment, installment, and all student loans)| 2011        201,426 | //////////////////// | 6.b.
  7. Loans to foreign governments and official institutions (including     | /////////////////// | //////////////////// |
     foreign central banks)..............................................  | 2081              0 | 2081               0 | 7.
  8. Obligations (other than securities and leases) of states and          | /////////////////// | //////////////////// |
     political subdivisions in the U.S. (includes nonrated industrial      | /////////////////// | //////////////////// |
     development obligations)............................................  | 2107        214,620 | 2107         214,620 | 8.
  9. Other loans.........................................................  | 1563        262,553 | //////////////////// | 9.
     a. Loans for purchasing or carrying securities (secured and           | /////////////////// | //////////////////// |
        unsecured).......................................................  | /////////////////// | 1545         145,382 | 9.a.
     b. All other loans (exclude consumer loans).........................  | /////////////////// | 1564         117,171 | 9.b.
 10. Lease financing receivables (net of unearned income)................  | /////////////////// | 2165          33,749 |10.
     a. Of U.S. addressees (domicile)....................................  | 2182         33,749 | //////////////////// |10.a.
     b. Of non-U.S. addressees (domicile)................................  | 2183              0 | //////////////////// |10.b.
 11. LESS: Any unearned income on loans reflected in items 1-9 above.....  | 2123         15,541 | 2123          15,541 |11.
 12. Total loans and leases, net of unearned income (sum of items 1        | /////////////////// | //////////////////// |
     through 10 minus item 11) (total of column A must equal               | /////////////////// | //////////////////// |
     Schedule RC, item 4.a)..............................................  | 2122      6,764,142 | 2122       6,764,142 |12.
                                                                           _____________________________________________



Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page  RC-7
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------


Schedule RC-C--Continued

Part I. Continued
                                                                           ---------------------------------------------
                                                                          |     (Column A)       |      (Column B)     |
                                                                          |   Consolidated       |       Domestic      |
Memoranda                                                                 |       Bank           |        Offices      |
                                                                          |---------------------------------------------
                                             Dollar Amounts in Thousands  |RCFD  Bil  Mil  Thou  | RCON  Bil  Mil  Thou|
-----------------------------------------------------------------------------------------------------------------------
                                                                          |                      |                     |
1. Commercial paper included in Schedule RC-C, part I, above............. |1496              0   | 1496              0 |  M.1.
2. Loans and leases restructured and in compliance with modified terms    |///////////////////// | ////////////////////|
   (included in Schedule RC-C, part I, above and not reported as past     |///////////////////// | ////////////////////|
   due or nonaccrual in Schedule RC-N, Memorandum item 1):                |///////////////////// | ////////////////////|
   a.  Loans secured by real estate:                                      |///////////////////// |---------------------|
       (1) To U.S. addressees (domicile)................................. |1687                0 | M.2.a.(1)
       (2) To non-U.S. Addressees (domicile)............................. |1689                0 | M.2.a.(2)
   b.  All other loans and all lease financing receivables (exclude loans |///////////////////// |
       to individuals for household, family, and other personal           |///////////////////// |
       expenditures)..................................................... |8691                0 | M.2.b.
   c.  Commercial and industrial loans to and lease financing receivables |///////////////////// |
       of non-U.S. addressees (domicile) included in Memorandum item 2.b  |///////////////////// |
       above............................................................. |8692                0 | M.2.c
3. Maturity and repricing data for loans and leases(1) (excluding those   |///////////////////// |
   in nonaccrual status):                                                 |///////////////////// |
   a.  Fixed rate loans and leases with a remaining maturity of:          |///////////////////// |
       (1) Three months or less.......................................... |0348          838,937 | M.3.a.(1)
       (2) Over three months through 12 months........................... |0349          449,246 | M.3.a.(2)
       (3) Over one year through five years.............................. |0356        1,394,195 | M.3.a.(3)
       (4) Over five years............................................... |0357          401,322 | M.3.a.(4)
       (5) Total fixed rate loans and leases (sum of Memorandum           |///////////////////// |
           items 3.a.(1) through 3.a.(4)................................. |0358        3,083,700 | M.3.a.(5)
   b.  Floating rate loans with a repricing frequency of:                 |///////////////////// |
       (1) Quarterly or more frequency................................... |4554        3,593,350 | M.3.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly|4555            6,832 | M.3.b.(2)
       (3) Every five years or more frequently, but less frequently than  |///////////////////// |
           annually...................................................... |4561              170 | M.3.b.(3)
       (4) Less frequently than every five years......................... |4564                0 | M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum items 3.b.(1)     |///////////////////// |
           through 3.b.(4)).............................................. |4567        3,600,352 | M.3.b.(5)
   c.  Total loans and leases (sum of Memorandum items 3.a.(5) and        |///////////////////// |
       3.b.(5)) (must equal the sum of total loans and leases, net, from  |///////////////////// |
       Schedule RC-C, part I, item 12, plus unearned income from          |///////////////////// |
       Schedule RC-C, part I, item 11, minus total nonaccrual loans and   |///////////////////// |
       leases from Schedule RC-N, sum of items 1 through 8, column C).... |1479        6,684,052 | M.3.c
   d.  Floating rate loans with a remaining maturity of one year or less  |///////////////////// |
       (included in Memorandum items 3.b.(1) through 3.b.(4) above)...... |A246        2,257,294 | M.3.d
4. Loans to finance commercial real estate, construction, and land        |///////////////////// |
   development activities (not secured by real estate) included in        |///////////////////// |
   Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2).......... |2746           50,628 | M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I,     |///////////////////// |
   above)................................................................ |5369                0 | M.5.
6. Adjustable rate closed-end loans                                       |///////////////////// |----------------------
   secured by first liens on 1-4 family residential properties            |///////////////////// | RCON  Bil Mil Thou  |
   (included in Schedule RC-C, part I, items                                                      ---------------------|
   1.c.(2)(a), column B, page RC-6)...................................... |///////////////////// | 5370         17,110 |  M.6.
                                                                          ----------------------------------------------

--------------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.

(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.



Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC- 8
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                              ______
                                                                                                             | C420 |
                                                                                                ---------------------
                                                                     Dollar Amount in Thousands| //// Bil Mil Thou  |
--------------------------------------------------------------------------------------------------------------------
                                                                                               |                    |
ASSETS                                                                                         | ////////////////// |
 1. U.S. Treasury securities in domestic offices.............................................. | RCON 3531        0 |  1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude            | ////////////////// |
    mortgage-backed securities)............................................................... | RCON 3532        0 |  2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices.... | RCON 3533    3,610 |  3.
 4. Mortgage-backed securities (MBS) in domestic offices:                                      | ////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA................... | RCON 3534        0 |  4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC or GNMA (include   | ////////////////// |
       CMOs, REMICs, and stripped MBS)........................................................ | RCON 3535      494 |  4.b
    c. All other mortgage-backed securities................................................... | RCON 3536        0 |  4.c
 5. Other debt securities in domestic offices................................................. | RCON 3537       16 |  5.
 6. Certificates of deposit in domestic offices............................................... | RCON 3538        0 |  6.
 7. Commercial paper in domestic offices...................................................... | RCON 3539        0 |  7.
 8. Bankers acceptances in domestic offices................................................... | RCON 3540   16,204 |  8.
 9. Other trading assets in domestic offices.................................................. | RCON 3541        0 |  9.
10. Trading assets in foreign offices......................................................... | RCFN 3542        0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and         | ////////////////// |
    equity contracts:                                                                          | ////////////////// |
    a. In domestic offices.................................................................... | RCON 3543      977 | 11.a
    b. In foreign offices..................................................................... | RCFN 3544        0 | 11.b
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)......... | RCFD 3545   21,301 | 12.
                                                                                                --------------------
                                                                                                --------------------
LIABILITIES                                                                                    | ////  Bil Mil Thou |
                                                                                                --------------------
13. Liability for short positions............................................................. | RCFD 3546        0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and        | ////////////////// |
    equity contracts.......................................................................... | RCFD 3547      212 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b).... | RCFD 3548      212 | 15.
                                                                                                --------------------


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC- 9
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                                     ----------
                                                                                                                     |  C425  |(-
                                                         ----------------------------------------------------------------------
                                                         |                                             |    Nontransaction    |
                                                         |            Transaction Accounts             |       Accounts       |
                                                         ----------------------------------------------------------------------
                                                         |      (Column A)      |      (Column B)      |      (Column C)      |
                                                         |  Total transaction   |     Memo:  Total     |         Total        |
                                                         | accounts (including  |    demand deposits   |     nontransaction   |
                                                         |    total demand      |     (included in     |        accounts      |
                                                         |      deposits)       |       column A)      |   (including MMDAs)  |
                                                         |----------------------|----------------------|----------------------|
                            Dollars Amounts in Thousands | RCON  Bil  Mil  Thou | RCON  Bil  Mil  Thou | RCON  Bil  Mil  Thou |
-------------------------------------------------------------------------------------------------------------------------------
Deposits of:                                             | //////////////////// | //////////////////// | //////////////////// |
1. Individuals, partnerships, and corporations ......... | 2201       2,182,217 | 2240       1,857,859 | 2346       1,762,244 | 1.
2. U.S. Government ..................................... | 2202          10,083 | 2280          10,083 | 2520               0 | 2.
3. States and political subdivisions in the U.S. ....... | 2203          20,604 | 2290           9,887 | 2530         140,555 | 3.
4. Commercial banks in the U.S. ........................ | 2206         103,541 | 2310         103,541 | 2550               0 | 4.
5. Other depository institutions in the U.S............. | 2207           9,585 | 2312           9,585 | 2349               0 | 5.
6. Banks in foreign countries .......................... | 2213           4,636 | 2320           4,636 | 2236               0 | 6.
7. Foreign governments and official institutions         | //////////////////// | //////////////////// | //////////////////// |
   (including foreign central banks).................... | 2216             139 | 2300             139 | 2377               0 | 7.
8. Certified and official checks ....................... | 2330          30,335 | 2330          30,335 | //////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of              | //////////////////// | //////////////////// | //////////////////// |
   columns A and C must equal Schedule RC,               | //////////////////// | //////////////////// | //////////////////// |
   item 13.a) .......................................... | 2215       2,361,140 | 2210       2,026,065 | 2285       1,902,799 | 9.
                                                         ----------------------------------------------------------------------

Memoranda
                                                                                                  ------------------------
                                                                   Dollars Amounts in Thousands   | RCON  Bil  Mil  Thou |
--------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                  | //////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ....................... | 6835          80,721 | M.1.a.
   b. Total brokered deposits.................................................................... | 2365           1,381 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                    | //////////////////// |
      (1) Issued in denominations of less than $100,000.......................................... | 2343               0 | M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than             | //////////////////// |
          $100,000 and participated out by the broker in shares of $100,000 or less.............. | 2344           1,381 | M.1.c.(2)
   d. Maturity data for brokered deposits:                                                        | //////////////////// |
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining        | //////////////////// |
          maturity of one year or less (included in Memorandum item 1.c.(1) above)............... | A243               0 | M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining          | //////////////////// |
          maturity of one year or less (included in Memorandum item 1.b above)................... | A244           1,381 | M.1.d.(2)
      e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.  | //////////////////// |
         reported in item 3 above which are secured or collateralized as required under state law)| 5590           3,833 | M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d           | //////////////////// |
   must equal item 9, column C above):                                                            | //////////////////// |
   a. Savings deposits:                                                                           | //////////////////// |
      (1) Money market deposit accounts (MMDAs).................................................. | 6810         656,079 | M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)................................................ | 0352         234,569 | M.2.a.(2)
   b. Total time deposits of less than $100,000.................................................. | 6648         261,128 | M.2.b.
   c. Time certificates of deposit of $100,000 or more........................................... | 6645         618,837 | M.2.c.
   d. Open-account time deposits of $100,000 or more............................................. | 6646         132,186 | M.2.d.
3. All NOW accounts (included in column A above)................................................. | 2398         335,075 | M.3.
                                                                                                  ------------------------
4. Not applicable


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-10
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)

                                                                                         ______________________
                                                                   Dollar Amounts in Thousands  | RCON  Bil  Mil  Thou |
________________________________________________________________________________________________|______________________
                                                                                                |                      |
5. Maturity and repricing data for time deposits of less than $100,000 (sum of                  | //////////////////// |
   Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above): (1)          | //////////////////// |
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:              | //////////////////// |
      (1) Three months or less..................................................................| A225         109,559 | M.5.a.(1)
      (2) Over three months through 12 months...................................................| A226         109,651 | M.5.a.(2)
      (3) Over one year.........................................................................| A227          41,801 | M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:          | //////////////////// |
      (1) Quarterly or more frequently..........................................................| A228             117 | M.5.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly.......................| A229               0 | M.5.b.(2)
      (3) Less frequently than annually.........................................................| A230               0 | M.5.b.(3)
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of            | //////////////////// |
      one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above).............| A231              28 | M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates   | //////////////////// |
   of deposit of $100,000 or more and open-account time deposits of $100,000 or more)           | //////////////////// |
   (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum            | //////////////////// |
   items 2.c and 2.d above): (1)                                                                | //////////////////// |
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:                | //////////////////// |
      (1) Three months or less..................................................................| A232         548,751 | M.6.a.(1)
      (2) Over three months through 12 months...................................................| A233         169,528 | M.6.a.(2)
      (3) Over one year through five years......................................................| A234          31,513 | M.6.a.(3)
      (4) Over five years.......................................................................| A235           1,231 | M.6.a.(4)
   b. Floating rate time deposits of $100,000 or more with a repricing frequency of:            | //////////////////// |
      (1) Quarterly or more frequently..........................................................| A236               0 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly.......................| A237               0 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually................| A238               0 | M.6.b.(3)
      (4) Less frequently than every five years.................................................| A239               0 | M.6.b.(4)
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of              | //////////////////// |
      one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above).............| A240               0 | M.6.c.
                                                                                                 ______________________

-----------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-1
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------



Schedule RC-E--Continued
Part II. Deposits in Foreign Offices (including Edge and
Agreement Subsidiaries and IBFs)

                                                                                                   ______________________
                                                                  Dollar Amounts in Thousands      | RCFN  Bil  Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                                                       | /////////////////// |
1. Individuals, partnerships, and corporations.....................................................| 2621      1,391,090 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)..................................| 2623         13,000 | 2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs).....| 2625              0 | 3.
4. Foreign governments and official institutions (including foreign central banks).................| 2650              0 | 4.
5. Certified and official checks...................................................................| 2330              0 | 5.
6. All other deposits..............................................................................| 2668              0 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)............................| 2200      1,404,190 | 7.
                                                                                                    ---------------------
Memorandum
                                                                                                    ---------------------
                                                                  Dollar Amounts in Thousands      | RCFN  Bil  Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above) | A245      1,400,290 | M.1
                                                                                                    ---------------------
Schedule RC-F--Other Assets
                                                                                                                 ----------
                                                                                                                 |   C430  |
                                                                                                   ------------------------
                                                                  Dollar Amounts in Thousands      | /////  Bil  Mil  Thou |
---------------------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans...........................................................| RCFD 2164     35,461  | 1.
2. Net deferred tax assets(1)......................................................................| RCFD 2148     79,233  | 2.
3. Excess residential mortgage servicing fees receivable...........................................| RCFD 5371          0  | 3.
4. Other (itemize and describe amounts that exceed 25% of this item)...............................| RCFD 2168     23,720  | 4.
   a. | TEXT 3549 | A/R INTERCOMPANY CHARGES                            | RCFD 3549 |       7,062  | ////////////////////  | 4.a.
   b. | TEXT 3550 |                                                     | RCFD 3550 |              | ////////////////////  | 4.b
   c. | TEXT 3551 |                                                     | RCFD 3551 |              | ////////////////////  | 4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)..............................| RCFD 2160    138,414  | 5.
                                                                                                   _________________________

                                                                                                   ________________________
Memorandum                                                        Dollar Amounts in Thousands      | /////  Bil  Mil  Thou |
----------------------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes..................................| RCFD 5610          0  | M.1.
                                                                                                   |-----------------------|

Schedule RC-G--Other Liabilities                                                                                     -----
                                                                                                                     |C435|
                                                                 Dollar Amounts in Thousands      | /////  Bil  Mil  Thou |
--------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices (2).............................| RCON 3645       9,104 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)...................| RCFD 3646      69,311 | 1.b.
2. Net deferred tax liabilities (1)...............................................................| RCFD 3049           0 | 2.
3. Minority interest in consolidated subsidiaries.................................................| RCFD 3000           0 | 3.
4. Other (itemize and describe amounts that exceed 25% of this item)..............................| RCFD 2938       4,779 | 4.
   a. | TEXT 3552 |  Deferred STANDBY L/C Fees (PRE-FAS 91)             | RCFD 3552 |       1,696 | ////////////////////  | 4.a
   b. | TEXT 3553 |                                                     | RCFD 3553 |             | ////////////////////  | 4.b.
   c. | TEXT 3554 |                                                     | RCFD 3554 |             | ////////////////////  | 4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20).............................| RCFD 2930      83,194 | 5.
                                                                                                  |-----------------------|

______________________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-1
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------





Schedule RC-H--Selected Balance Sheet Items for Domestic Offices
                                                                                                               --------
                                                                                                               | C440 |
                                                                                                  --------------------
                                                                                                 |   Domestic Offices |
                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands  | RCON  Bil  Mil Thou |
----------------------------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding.................................| 2155         29,870 | 1.
2. Bank's liability on acceptances executed and outstanding.....................................| 2920         29,870 | 2.
3. Federal funds sold and securities purchased under agreements to resell.......................| 1350        320,150 | 3.
4. Federal funds purchased and securities sold under agreements to repurchase...................| 2800      1,305,840 | 4.
5. Other borrowed money.........................................................................| 3190          2,292 | 5.
   EITHER                                                                                       | /////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs..................| 2163            N/A | 6.
   OR                                                                                           | /////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs....................| 2941      1,406,662 | 7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and    | /////////////////// |
   IBFs)........................................................................................| 2192      7,929,101 | 8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,     | /////////////////// |
   and IBFs)....................................................................................| 3129      5,807,769 | 9.
                                                                                                 ---------------------

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.
                                                                                                 ---------------------
                                                                                                | RCON  Bil  Mil Thou |
                                                                                                 ---------------------
10. U.S. Treasury securities....................................................................| 1779        161,302 | 10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                 | /////////////////// |
    securities).................................................................................| 1785          4,114 | 11.
12. Securities issued by states and political subdivisions in the U.S ..........................| 1786          1,069 | 12.
13. Mortgage-backed securities (MBS):                                                           | /////////////////// |
    a. Pass-through securities:                                                                 | /////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA.........................................| 1787            735 | 13.a(1)
       (2) Other pass-through securities........................................................| 1869              0 | 13.a(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):               | /////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA.........................................| 1877            196 | 13.b.(1)
       (2) All other mortgage-backed securities.................................................| 2253              8 | 13.b.(2)
14. Other domestic debt securities..............................................................| 3159            369 | 14.
15. Foreign debt securities.....................................................................| 3160          3,165 | 15.
16. Equity securities:                                                                          | /////////////////// |
    a. Investments in mutual funds..............................................................| 3161              0 | 16.a.
    b. Other equity securities with readily determinable fair values............................| 3162              0 | 16.b.
    c. All other equity securities..............................................................| 3169         10,567 | 16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16).......| 3170        181,525 | 17.
                                                                                                 ---------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands  | RCON  Bil  Mil Thou |
-----------------------------------------------------------------------------------------------------------------------
    EITHER                                                                                      | /////////////////// |
 1. Net due from the IBF of the domestic offices of the reporting bank..........................| 3051            N/A | M.1.
    OR                                                                                          | /////////////////// |
 2. Net due to the IBF of the domestic offices of the reporting bank............................| 3059            N/A | M.2.
                                                                                                 ---------------------


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-1
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------



Schedule RC-I--Selected Assets and Liabilities of IBFs
To be completed only by banks with IBFs and other "foreign" offices.                                           -------
                                                                                                               | C445 | (-
                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands  | RCFN  Bil  Mil Thou |
----------------------------------------------------------------------------------------------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)................| 2133            N/A | 1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,         | /////////////////// |
   item 12, column A)...........................................................................| 2076            N/A | 2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,             | /////////////////// |
   column A)....................................................................................| 2077            N/A | 3.
4. Total IBF liabilities (component of Schedule RC, item 21)....................................| 2898            N/A | 4.
5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,      | /////////////////// |
   part II, items 2 and 3)......................................................................| 2379            N/A | 5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)....| 2381            N/A | 6.
                                                                                                 ---------------------

Schedule RC-K--Quarterly Averages(1)
                                                                                                               --------
                                                                                                               | C455 |
                                                                                                 ----------------------
                                                                   Dollar Amounts in Thousands  |  ///// Bil Mil Thou |
-----------------------------------------------------------------------------------------------------------------------
ASSETS

 1. Interest-bearing balances due from depository institutions..................................| RCFD 3381       100 | 1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2)..........| RCFD 3382   181,616 | 2.
 3. Securities issued by states and political subdivisions in the U.S. (2)......................| RCFD 3383     1,080 | 3.
 4. a. Other debt securities(2).................................................................| RCFD 3647     3,659 | 4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock)....| RCFD 3648     9,816 | 4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices  | /////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs.........................| RCFD 3365   316,065 | 5.
 6. Loans:                                                                                      | /////////////////// |
    a. Loans in domestic offices:                                                               | /////////////////// |
       (1) Total loans..........................................................................| RCON 3360 6,477,243 | 6.a. (1)
       (2) Loans secured by real estate.........................................................| RCON 3385 1,788,006 | 6.a. (2)
       (3) Loans to finance agricultural production and other loans to farmers..................| RCON 3386     2,901 | 6.a. (3)
       (4) Commercial and industrial loans......................................................| RCON 3387 3,966,284 | 6.a. (4)
       (5) Loans to individuals for household, family, and other personal expenditures..........| RCON 3388   202,315 | 6.a. (5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs................| RCFN 3360         0 | 6.b.
 7. Trading assets..............................................................................| RCFD 3401    22,319 | 7.
 8. Lease financing receivables (net of unearned income)........................................| RCFD 3484    25,986 | 8.
 9. Total assets(4).............................................................................| RCFD 3368 7,589,487 | 9.
LIABILITIES                                                                                     | /////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,      | /////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits)................| RCON 3485   383,017 | 10.
11. Nontransaction accounts in domestic offices:                                                | /////////////////// |
    a. Money market deposit accounts (MMDAs)....................................................| RCON 3486   638,504 | 11.a.
    b. Other savings deposits...................................................................| RCON 3487   240,586 | 11.b.
    c. Time certificates of deposit of $100,000 or more.........................................| RCON 3345   609,564 | 11.c.
    d. All other time deposits..................................................................| RCON 3469   411,020 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs.....| RCFN 3404 1,403,522 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic      | /////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs.................| RCFD 3353 1,126,979 | 13.
14. Other borrowed money........................................................................| RCFD 3355     4,407 | 14.
                                                                                                 ---------------------

----------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-1
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------


Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                              -------
                                                                                                              | C460 | (-
                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands  | RCFD  Bil  Mil Thou |
----------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:                                                                         | /////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home       | /////////////////// |
       equity lines.............................................................................| 3814         95,974 | 1.a.
    b. Credit card lines........................................................................| 3815         18,347 | 1.b.
    c. Commercial real estate, construction, and land development:                              | /////////////////// |
       (1) Commitments to fund loans secured by real estate.....................................| 3816        257,926 | 1.c.(1)
       (2) Commitments to fund loans not secured by real estate.................................| 6550          5,691 | 1.c.(2)
    d. Securities underwriting..................................................................| 3817              0 | 1.d.
    e. Other unused commitments.................................................................| 3818      2,974,120 | 1.e.
 2. Financial standby letters of credit and foreign office guarantees...........................| 3819        685,075 | 2.
                                                                          ----------------------
    a. Amount of financial standby letters of credit conveyed to others   | RCFD 3820 |  53,254 | /////////////////// | 2.a.
                                                                          ----------------------
 3. Performance standby letters of credit and foreign office guarantees.........................| 3821        231,772 | 3.
                                                                          ----------------------
    a. Amount of performance standby letters of credit conveyed to others | RCFD 3822 |  10,115 | /////////////////// | 3.a.
                                                                          ----------------------
 4. Commercial and similar letters of credit....................................................| 3411         82,561 | 4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by the  | /////////////////// |
    reporting bank..............................................................................| 3428              0 | 5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting  | /////////////////// |
    (nonaccepting) bank.........................................................................| 3429              0 | 6.
 7. Securities borrowed.........................................................................| 3432              0 | 7.
 8. Securities lent (including customers' securities lent where the customer is indemnified     | /////////////////// |
    against loss by the reporting bank).........................................................| 3433              0 | 8.
 9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for  | /////////////////// |
    Call Report purposes:                                                                       | /////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                          | /////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date.........| 3650              0 | 9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.................| 3651              0 | 9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:           | /////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date.........| 3652              0   9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.................| 3653              0   9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                             | /////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date.........| 3654              0 | 9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.................| 3655              0 | 9.c.(2)
    d. Small business obligations transferred with recourse under Section 208 of the            | /////////////////// |
       Riegle Community Development and Regulatory Improvement Act of 1994:                     | /////////////////// |
       (1) Outstanding principal balance of small business obligations transferred              | /////////////////// |
           as of the report date................................................................| A249              0 | 9.d.(1)
       (2) Amount of retained recourse on these obligations as of the report date...............| A250              0 | 9.d.(2)
10. When-issued securities:                                                                     | /////////////////// |
    a. Gross commitments to purchase............................................................| 3434              0 | 10.a.
    b. Gross commitments to sell................................................................| 3435              0 | 10.b.
11. Spot foreign exchange contracts.............................................................| 8765          6,203 | 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize    | /////////////////// |
    and describe each component of this item over 25% of Schedule RC, item 28, "Total equity    | /////////////////// |
    capital")...................................................................................| 3430              0 | 12.
                                                                                                | /////////////////// |
       -------------                                                    ------------------------
    a. | TEXT 3555 |                                                    | RCFD 3555 |           | /////////////////// | 12.a
       -----------------------------------------------------------------
    b. | TEXT 3556 |                                                    | RCFD 3556 |           | /////////////////// | 12.b.
       -----------------------------------------------------------------
    c. | TEXT 3557 |                                                    | RCFD 3557 |           | /////////////////// | 12.c.
       -----------------------------------------------------------------
    d. | TEXT 3558 |                                                    | RCFD 3558 |           | /////////////////// | 12.d.
       ----------------------------------------------------------------------------------------------------------------


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-1
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------



Schedule RC-L--Continued

                                                                                                    --------------------
                                                                      Dollar Amounts in Thousands   RCFD  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and         ////////////////////
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  5591               0    13.
        ---------                                            -------------------------------------  ////////////////////
    a.  TEXT 5592 __________________________________________ RCFD 5592                              ////////////////////    13.a.
    b.  TEXT 5593 __________________________________________ RCFD 5593                              ////////////////////    13.b.
    c.  TEXT 5594 __________________________________________ RCFD 5594                              ////////////////////    13.c.
    d.  TEXT 5595 __________________________________________ RCFD 5595                              ////////////////////    13.d.

                                                                                                                   ------
                                                                                                                    C461
                                   --------------------------------------------------------------------------------------
                                        (Column A)            (Column B)            (Column C)           (Column D)
      Dollar Amounts in Thousands     Interest Rate        Foreign Exchange     Equity Derivative       Commodity and
---------------------------------       Contracts             Contracts             Contracts          Other Contracts
Off-balance Sheet Derivatives      --------------------------------------------------------------------------------------
     Position Indicators           Tril  Bil  Mil  Thou  Tril  Bil  Mil  Thou  Tril  Bil  Mil  Thou  Tril  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g., notional  ////////////////////  ////////////////////  ////////////////////  ////////////////////
    amounts) (for each column,     ////////////////////  ////////////////////  ////////////////////  ////////////////////
    sum of items 14.a through      ////////////////////  ////////////////////  ////////////////////  ////////////////////
    14.e must equal sum of items   ////////////////////  ////////////////////  ////////////////////  ////////////////////
    15, 16.a, and 16.b):           ////////////////////  ////////////////////  ////////////////////  ////////////////////
                                   --------------------------------------------------------------------------------------
    a. Futures contracts.........                     0                     0                     0                     0   14.a.
                                   --------------------------------------------------------------------------------------
                                        RCFD 8693             RCFD 8694             RCFD 8695             RCFD 8696
                                   --------------------------------------------------------------------------------------
    b. Forward contracts.........                     0                69,410                     0                     0   14.b.
                                   --------------------------------------------------------------------------------------
                                        RCFD 8697             RCFD 8698             RCFD 8699             RCFD 8700
                                   --------------------------------------------------------------------------------------
    c. Exchange-traded option      ////////////////////  ////////////////////  ////////////////////  ////////////////////
       contracts:                  ////////////////////  ////////////////////  ////////////////////  ////////////////////
                                   --------------------------------------------------------------------------------------
       (1) Written options.......                     0                     0                     0                     0   14.c.(1)
                                   --------------------------------------------------------------------------------------
                                        RCFD 8701             RCFD 8702             RCFD 8703             RCFD 8704
                                   --------------------------------------------------------------------------------------
       (2) Purchased options.....                     0                     0                     0                     0   14.c.(2)
                                   --------------------------------------------------------------------------------------
                                        RCFD 8705             RCFD 8706             RCFD 8707             RCFD 8708
                                   --------------------------------------------------------------------------------------
    d. Over-the-counter option     ////////////////////  ////////////////////  ////////////////////  ////////////////////
       contracts:                  ////////////////////  ////////////////////  ////////////////////  ////////////////////
                                   --------------------------------------------------------------------------------------
       (1) Written options.......                37,000                     0                     0                     0   14.d.(1)
                                   --------------------------------------------------------------------------------------
                                        RCFD 8709             RCFD 8710             RCFD 8711             RCFD 8712
                                   --------------------------------------------------------------------------------------
       (2) Purchased options.....                37,000                     0                     0                     0   14.d.(2)
                                   --------------------------------------------------------------------------------------
                                        RCFD 8713             RCFD 8714             RCFD 8715             RCFD 8716
                                   --------------------------------------------------------------------------------------
    e. Swaps.....................               568,373                     0                     0                     0   14.e.
                                   --------------------------------------------------------------------------------------
                                        RCFD 3450             RCFD 3826             RCFD 8719             RCFD 8720
                                   --------------------------------------------------------------------------------------
15. Total gross notional amount    ////////////////////  ////////////////////  ////////////////////  ////////////////////
    of derivative contracts held   ////////////////////  ////////////////////  ////////////////////  ////////////////////
    for trading..................               132,025                     0                     0                     0   15.
                                   --------------------------------------------------------------------------------------
                                        RCFD A126             RCFD A127             RCFD 8723             RCFD 8724
                                   --------------------------------------------------------------------------------------
16. Total gross notional amount    ////////////////////  ////////////////////  ////////////////////  ////////////////////
    of derivative contracts held   ////////////////////  ////////////////////  ////////////////////  ////////////////////
    for purposes other than        ////////////////////  ////////////////////  ////////////////////  ////////////////////
    trading:                       ////////////////////  ////////////////////  ////////////////////  ////////////////////
                                   --------------------------------------------------------------------------------------
    a. Contracts marked to         ////////////////////  ////////////////////  ////////////////////  ////////////////////
       market....................                     0                     0                     0                     0   16.a.
                                   --------------------------------------------------------------------------------------
                                        RCFD 8725             RCFD 8726             RCFD 8727             RCFD 8728
                                   --------------------------------------------------------------------------------------
    b. Contracts not marked to     ////////////////////  ////////////////////  ////////////////////  ////////////////////
       market....................               510,348                69,410                     0                     0   16.b.
                                   --------------------------------------------------------------------------------------
                                        RCFD 8729             RCFD 8730             RCFD 8731             RCFD 8732
                                   --------------------------------------------------------------------------------------


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-1
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------



Schedule RC-L--Continued

                                   --------------------------------------------------------------------------------------
                                        (Column A)            (Column B)            (Column C)           (Column D)
      Dollar Amounts in Thousands     Interest Rate        Foreign Exchange     Equity Derivative       Commodity and
---------------------------------       Contracts             Contracts             Contracts          Other Contracts
Off-balance Sheet Derivatives      --------------------------------------------------------------------------------------
     Position Indicators           RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou  RCFD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
17. Gross fair values of           ////////////////////  ////////////////////  ////////////////////  ////////////////////
    derivative contracts:          ////////////////////  ////////////////////  ////////////////////  ////////////////////
    a. Contracts held for          ////////////////////  ////////////////////  ////////////////////  ////////////////////
       trading:                    ////////////////////  ////////////////////  ////////////////////  ////////////////////
       (1) Gross positive          ////////////////////  ////////////////////  ////////////////////  ////////////////////
           fair value............  8733           1,261  8734               0  8735               0  8736               0   17.a.(1)
       (2) Gross negative          ////////////////////  ////////////////////  ////////////////////  ////////////////////
           fair value............  8737             935  8738               0  8739               0  8740               0   17.a.(2)
    b. Contracts held for          ////////////////////  ////////////////////  ////////////////////  ////////////////////
       purposes other than         ////////////////////  ////////////////////  ////////////////////  ////////////////////
       trading that are marked     ////////////////////  ////////////////////  ////////////////////  ////////////////////
       to market:                  ////////////////////  ////////////////////  ////////////////////  ////////////////////
       (1) Gross positive          ////////////////////  ////////////////////  ////////////////////  ////////////////////
           fair value............  8741               0  8742               0  8743               0  8744               0   17.b.(1)
       (2) Gross negative          ////////////////////  ////////////////////  ////////////////////  ////////////////////
           fair value............  8745               0  8746               0  8747               0  8748               0   17.b.(2)
    c. Contracts held for          ////////////////////  ////////////////////  ////////////////////  ////////////////////
       purposes other than         ////////////////////  ////////////////////  ////////////////////  ////////////////////
       trading that are not        ////////////////////  ////////////////////  ////////////////////  ////////////////////
       marked to market:           ////////////////////  ////////////////////  ////////////////////  ////////////////////
       (1) Gross positive          ////////////////////  ////////////////////  ////////////////////  ////////////////////
           fair value............  8749           2,621  8750             567  8751               0  8752               0   17.c.(1)
       (2) Gross negative          ////////////////////  ////////////////////  ////////////////////  ////////////////////
           fair value............  8753           6,108  8754             812  8755               0  8756               0   17.c.(2)
                                   --------------------------------------------------------------------------------------

                                                                                                       --------------------
Memoranda                                                                 Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1.-2. Not applicable                                                                                   ////////////////////
3. Unused commitments with an original maturity exceeding one year that are reported in                ////////////////////
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments         ////////////////////
   that are fee paid or otherwise legally binding)...................................................  3833       1,568,424   M.3.
   a. Participations in commitments with an original maturity                                          ////////////////////
      exceeding one year conveyed to others...................................  RCFD 3834          0   ////////////////////   M.3.a.
4. To be completed only by banks with $1 billion or more in total assets:                              ////////////////////
   Standby letters of credit and foreign office guarantees (both financial and performance) issued     ////////////////////
   to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above.................  3377             100   M.4.
5. Installment loans to individuals for household, family, and other personal expenditures that        ////////////////////
   have been securitized and sold without recourse (with servicing retained), amounts outstanding      ////////////////////
   by type of loan:                                                                                    ////////////////////
   a. Loans to purchase private passenger automobiles (to be completed for the                         ////////////////////
      September report only).........................................................................  2741               0   M.5.a.
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY).....................................  2742               0   M.5.b.
   c. All other consumer installment credit (including mobile home loans) (to be completed for the     ////////////////////
      September report only).........................................................................  2743               0   M.5.c.
                                                                                                       --------------------


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC- 1
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RC-M--Memoranda

                                                                                                                    ------
                                                                                                                     C465
                                                                                                      --------------------
                                                                        Dollar Amounts in Thousands   RCFD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal         ////////////////////
   shareholders, and their related interests as of the report date:                                   ////////////////////
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal    ////////////////////
      shareholders, and their related interests.....................................................  6164          56,217   1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of       ////////////////////
      all extensions of credit by the reporting bank (including extensions of credit to               ////////////////////
      related interests) equals or exceeds the lesser of $500,000 or 5 percent               Number   ////////////////////
      of total capital as defined for this purpose in agency regulations.......  RCFD 6165        3   ////////////////////   1.b.
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          ////////////////////
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b)....................  3405          40,000   2.
3. Not applicable.                                                                                    ////////////////////
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         ////////////////////
   (include both retained servicing and purchased servicing):                                         ////////////////////
   a. Mortgages serviced under a GNMA contract......................................................  5500               0   4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      ////////////////////
      (1) Serviced with recourse to servicer........................................................  5501               0   4.b.(1)
      (2) Serviced without recourse to servicer.....................................................  5502               0   4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                       ////////////////////
      (1) Serviced under a regular option contract..................................................  5503               0   4.c.(1)
      (2) Serviced under a special option contract..................................................  5504               0   4.c.(2)
   d. Mortgages serviced under other servicing contracts............................................  5505               0   4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             ////////////////////
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        ////////////////////
   equal Schedule RC, item 9):                                                                        ////////////////////
   a. U.S. addressees (domicile)....................................................................  2103          29,870   5.a.
   b. Non-U.S. addressees (domicile)................................................................  2104               0   5.b.
6. Intangible assets:                                                                                 ////////////////////
   a. Mortgage servicing rights.....................................................................  3164               0   6.a.
   b. Other identifiable intangible assets:                                                           ////////////////////
      (1) Purchased credit card relationships.......................................................  5506               0   6.b.(1)
      (2) All other identifiable intangible assets..................................................  5507           1,826   6.b.(2)
   c. Goodwill......................................................................................  3163           2,460   6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)........................  2143           4,286   6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or    ////////////////////
      are otherwise qualifying for regulatory capital purposes......................................  6442               0   6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to                ////////////////////
   redeem the debt..................................................................................  3295               0   7.
                                                                                                      --------------------

----------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-18
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------


Schedule RC-M--Continued

                                                                                             ------------------------
                                                                Dollar Amounts in Thousands             Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------
 8. a. Other real estate owned:                                                               ////////////////////////
       (1) Direct and indirect investments in real estate ventures..........................  RCFD 5372              0    8.a.(1)
       (2) All other real estate owned:                                                       ////////////////////////
           (a) Construction and land development in domestic offices........................  RCON 5508          2,532    8.a.(2)(a)
           (b) Farmland in domestic offices.................................................  RCON 5509              0    8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices........................  RCON 5510            344    8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices...........  RCON 5511              0    8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices........................  RCON 5512          2,857    8.a.(2)(e)
           (f) In foreign offices...........................................................  RCFN 5513              0    8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)........  RCFD 2150          5,733    8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                   ////////////////////////
       (1) Direct and indirect investments in real estate ventures..........................  RCFD 5374              0    8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies....  RCFD 5375              0    8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)........  RCFD 2130              0    8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies.................  RCFD 5376              0    8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,      ////////////////////////
    item 23, "Perpetual preferred stock and related surplus"................................  RCFD 3778              0    9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include             ////////////////////////
    proprietary, private label, and third party products):                                    ////////////////////////
    a. Money market funds...................................................................  RCON 6441         62,801   10.a.
    b. Equity securities funds..............................................................  RCON 8427          1,070   10.b.
    c. Debt securities funds................................................................  RCON 8428            512   10.c.
    d. Other mutual funds...................................................................  RCON 8429            325   10.d.
    e. Annuities............................................................................  RCON 8430              0   10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through        ////////////////////////
       10.e above)..........................................................................  RCON 8784              0   10.f.
                                                                                              ------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      --------------------
Memorandum                                                               Dollar Amounts in Thousands  RCFD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the December report only):          ////////////////////
   a. Reciprocal holdings of banking organizations' capital instruments.............................  3836             N/A    M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital instruments..........................  3837             N/A    M.1.b.
------------------------------------------------------------------------------------------------------------------------------------


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-29
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                             ----------
                                                                                                             |        |
                                                                                                             |  C470  |   LESS THAN
                                                  |---------------------|-----------------------|---------------------- |
                                                  |     (Column A)      |       (Column B)      |       (Column C)      |
                                                  |      Past due       |       Past due 90     |       Nonaccrual      |
                                                  |   30 through 89     |       days or more    |                       |
                                                  |   days and still    |        and still      |                       |
                                                  |      accruing       |        accruing       |                       |
                                                  |---------------------|-----------------------|---------------------- |
                     Dollar Amounts in Thousands  |RCFD  Bil  Mil  Thou |  RCFD  Bil  Mil  Thou |  RCFD  Bil  Mil  Thou |
--------------------------------------------------|---------------------|-----------------------|---------------------- |
                                                  |                     |                       |                       |
1.  Loans secured by real estate:                 |//////////////////// |  //////////////////// |  //////////////////// |
    a. To U.S. addressees (domicile)............. |1245          40,324 |  1246           6,461 |  1247          23,670 |  1.a.
    b. To non-U.S. addressees (domicile)......... |1248               0 |  1249               0 |  1250               0 |  1.b.
2.  Loans to depository institutions and          |//////////////////// |  //////////////////// |  //////////////////// |
    acceptances of other banks:                   |//////////////////// |  //////////////////// |  //////////////////// |
    a. To U.S. banks and other U.S. depository    |//////////////////// |  //////////////////// |  //////////////////// |
       institutions.............................. |5377               0 |  5378               0 |  5379               0 |  2.a.
    b. To foreign banks.......................... |5380               0 |  5381               0 |  5382               0 |  2.b.
3.  Loans to finance agricultural production and  |//////////////////// |  //////////////////// |  //////////////////// |
    other loans to farmers....................... |1594               0 |  1597               0 |  1583               0 |  3.
4.  Commercial and industrial loans:              |//////////////////// |  //////////////////// |  //////////////////// |
    a. To U.S. addressees (domicile)............. |1251         113,985 |  1252           2,700 |  1253          70,364 |  4.a.
    b. To non-U.S. addressees (domicile)......... |1254               0 |  1255               0 |  1256               0 |  4.b.
5.  Loans to individuals for household, family,   |//////////////////// |  //////////////////// |  //////////////////// |
    and other personal expenditures:              |//////////////////// |  //////////////////// |  //////////////////// |
    a. Credit cards and related plans............ |5383               4 |  5384               0 |  5385               0 |  5.a.
    b. Other (includes single payment,            |//////////////////// |  //////////////////// |  //////////////////// |
       installment, and all student loans)....... |5386           9,590 |  5387             380 |  5388               0 |  5.b.
6.  Loans to foreign governments and official     |//////////////////// |  //////////////////// |  //////////////////// |
    institutions................................. |5389               0 |  5390               0 |  5391               0 |  6.
7.  All other loans.............................. |5459          14,950 |  5460               0 |  5461           1,597 |  7.
8.  Lease financing receivables:                  |//////////////////// |  //////////////////// |  //////////////////// |
    a. Of U.S. addressees (domicile)............. |1257             183 |  1258               0 |  1259               0 |  8.a.
    b. Of non-U.S. addressees (domicile)......... |1271               0 |  1272               0 |  1791               0 |  8.b.
9.  Debt securities and other assets (exclude     |//////////////////// |  //////////////////// |  //////////////////// |
    other real estate owned and other             |//////////////////// |  //////////////////// |  //////////////////// |
    repossessed assets).......................... |3505               0 |  3506               0 |  3507               0 |  9.
                                                  |---------------------|-----------------------|---------------------- |

===============================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                  |---------------------|------------------------|---------------------|
                                                  |RCFD  Bil  Mil  Thou |  RCFD  Bil  Mil  Thou  | RCFD  Bil  Mil  Thou|
                                                  |---------------------|------------------------|---------------------|
                                                  |                     |                        |                     |
10. Loans and leases reported in items 1          |//////////////////// |  ////////////////////  | ////////////////////|
    through 8 above which are wholly or           |//////////////////// |  ////////////////////  | ////////////////////|
    partially guaranteed by the U.S. Government.. |5612               0 |  5613               0  | 5614               0|   10.
    a. Guaranteed portion of loans and leases     |//////////////////// |  ////////////////////  | ////////////////////|
       included in item 10 above................. |5615               0 |  5616               0  | 5617               0|   10.a.
                                                  |---------------------|------------------------|---------------------|


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-20
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------



Schedule RC-N--Continued
                                                                                                                  -------
                                                                                                                  | C473 |
                                                       ------------------------------------------------------------------
                                                       |     (Column A)      |     (Column B)      |     (Column C)      |
                                                       |      Past due       |    Past due 90      |      Nonaccrual     |
                                                       |    30 through 89    |    days or more     |                     |
                                                       |    days and still   |      and still      |                     |
                                                       |       accruing      |      accruing       |                     |
Memoranda                                              |-----------------------------------------------------------------|
                          Dollar Amounts in Thousands  | RCFD  Bil  Mil Thou | RCFD  Bil  Mil Thou | RCFD  Bil  Mil Thou |
-------------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in           | /////////////////// | /////////////////// | /////////////////// |
   Schedule RC-N, items 1 through 8, above (and not    | /////////////////// | /////////////////// | /////////////////// |
   reported in Schedule RC-C, part I, Memorandum       | /////////////////// | /////////////////// | /////////////////// |
   item 2).............................................| 1658              0 | 1659              0 | 1661              0 | M.1.
2. Loans to finance commercial real estate,            | /////////////////// | /////////////////// | /////////////////// |
   construction, and land development activities       | /////////////////// | /////////////////// | /////////////////// |
   (not secured by real estate) included in            | /////////////////// | /////////////////// | /////////////////// |
   Schedule RC-N, items 4 and 7, above.................| 6558          1,358 | 6559              0 | 6560          4,327 | M.2.
                                                       |-----------------------------------------------------------------|
3. Loans secured by real estate in domestic offices    | RCON  Bil  Mil Thou | RCFD  Bil  Mil Thou | RCFD  Bil  Mil Thou |
                                                       |-----------------------------------------------------------------|
   (included in Schedule RC-N, item 1, above):         | /////////////////// | /////////////////// | /////////////////// |
   a. Construction and land development................| 2759          6,000 | 2769              0 | 3492          2,070 | M.3.a.
   b. Secured by farmland..............................| 3493              0 | 3494              0 | 3495              0 | M.3.b.
   c. Secured by 1-4 family residential properties:    | /////////////////// | /////////////////// | /////////////////// |
      (1) Revolving, open-end loans secured by         | /////////////////// | /////////////////// | /////////////////// |
          1-4 family residential properties and        | /////////////////// | /////////////////// | /////////////////// |
          extended under lines of credit...............| 5398          3,431 | 5399          3,388 | 5400              0 | M.3.c.(1)
      (2) All other loans secured by 1-4 family        | /////////////////// | /////////////////// | /////////////////// |
          residential properties.......................| 5401          1,151 | 5402          3,073 | 5403              0 | M.3.c.(2)
   d. Secured by multifamily (5 or more) residential   | /////////////////// | /////////////////// | /////////////////// |
      properties.......................................| 3499            321 | 3500              0 | 3501              0 | M.3.d.
   e. Secured by nonfarm nonresidential properties.....| 3502         29,421 | 3503              0 | 3504         21,600 | M.3.e.
                                                       -------------------------------------------------------------------

                                                       ---------------------------------------------
                                                       |     (Column A)      |     (Column B)      |
                                                       |    Past due 30      |     Past due 90     |
                                                       |   through 89 days   |     days or more    |
                                                       |-------------------------------------------|
                                                       | RCFD  Bil  Mil Thou | RCFD  Bil  Mil Thou |
                                                       ---------------------------------------------
4. Interest rate, foreign exchange rate, and other     | /////////////////// | /////////////////// |
   commodity and equity contracts:                     | /////////////////// | /////////////////// |
   a. Book value of amounts carried as assets..........| 3522              0 | 3528              1 | M.4.a.
   b. Replacement cost of contracts with a             | /////////////////// | /////////////////// |
      positive replacement cost........................| 3529              0 | 3530              0 | M.4.b.
                                                       ---------------------------------------------


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-21
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------




Schedule RC-O--Other Data for Deposit Insurance Assessments

                                                                                                               -------
                                                                                                               | C475 |
                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands  | RCON  Bil  Mil Thou |
----------------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):                                                         | /////////////////// |
    a. Actual amount of all unposted debits.................................................... | 0030            N/A | 1.a.
       OR                                                                                       | /////////////////// |
    b. Separate amount of unposted debits:                                                      | /////////////////// |
       (1) Actual amount of unposted debits to demand deposits................................. | 0031            597 | 1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1).................... | 0032              0   1.b.(2)
 2. Unposted credits (see instructions):                                                        | /////////////////// |
    a. Actual amount of all unposted credits................................................... | 3510            N/A | 2.a.
       OR                                                                                       | /////////////////// |
    b. Separate amount of unposted credits:                                                     | /////////////////// |
       (1) Actual amount of unposted credits to demand deposits................................ | 3512          6,818 | 2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1)................... | 3514             12 | 2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total    | /////////////////// |
    deposits in domestic offices).............................................................. | 3520            339 | 3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto | /////////////////// |
    Rico and U.S. territories and possessions (not included in total deposits):                 | /////////////////// |
    a. Demand deposits of consolidated subsidiaries............................................ | 2211          3,434 | 4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries............................... | 2351              0 | 4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries.................... | 5514              0 | 4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:           | /////////////////// |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II)................ | 2229              0 | 5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II)... | 2283              0 | 5.b.
    c. Interest accrued and unpaid on deposits in insured branches                              | /////////////////// |
       (included in Schedule RC-G, item 1.b)................................................... | 5515              0 | 5.c.
                                                                                                -----------------------
                                                                                                -----------------------
 Item 6 is not applicable to state nonmember banks that have not been authorized by the         | /////////////////// |
 Federal Reserve to act as pass-through correspondents.                                         | /////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on    | /////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit         | /////////////////// |
    liabilities of the reporting bank:                                                          | /////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,     | /////////////////// |
        column B).............................................................................. | 2314            409 | 6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,     | /////////////////// |
       item 4 or 5, column A or C, but not column B)........................................... | 2315              0 | 6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                         | /////////////////// |
    a. Unamortized premiums.................................................................... | 5516              0 | 7.a.
    b. Unamortized discounts................................................................... | 5517              0 | 7.b.
                                                                                                -----------------------

-----------------------------------------------------------------------------------------------------------------------------
|8. To be completed by banks with "Oakar deposits."                                                                         |
|                                                                                               ----------------------      |
|   Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3)   | /////////////////// |     |
|   of the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)).| 5518            N/A | 8.  |
|                                                                                               -----------------------     |
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                -----------------------
 9. Deposits in lifeline accounts.............................................................. | 5596/////////////// | 9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total         | /////////////////// |
    deposits in domestic offices).............................................................. | 8432              0 |10.
                                                                                                -----------------------

_____________________________________

 1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
                                      31


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-22
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------


Schedule RC-O--Continued
                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands  | RCON  Bil  Mil Thou |
-----------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E for            | /////////////////// |
    certain reciprocal demand balances:                                                         | /////////////////// |
    a. Amount by which demand deposits would be reduced if reciprocal demand balances           | /////////////////// |
       between the reporting bank and savings associations were reported on a net basis         | /////////////////// |
       rather than a gross basis in Schedule RC-E.............................................. | 8785              0 | 11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances         | /////////////////// |
       between the reporting bank and U.S. branches and agencies of foreign banks were          | /////////////////// |
       reported on a gross basis rather than a net basis in Schedule RC-E.......................| A181              0 | 11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of             | /////////////////// |
       collection were included in the calculation of net reciprocal demand balances between    | /////////////////// |
       the reporting bank and the domestic offices of U.S. banks and savings associations       | /////////////////// |
       in Schedule RC-E.........................................................................| A182            428 | 11.c.
                                                                                                -----------------------


Memoranda (to be completed each quarter except as noted)
                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands  | RCON  Bil  Mil Thou |
-----------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and         | /////////////////// |
    1.b.(1) must equal Schedule RC, item 13.a):                                                 | /////////////////// |
    a. Deposit accounts of $100,000 or less:                                                    | /////////////////// |
       (1) Amount of deposit accounts of $100,000 or less.......................................| 2702      1,081,714 | M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                         Number | /////////////////// |
                                                                          ----------------------| /////////////////// |
           completed for the June report only)........................... | RCON 3779 |     N/A | /////////////////// | M.1.a.(2)
                                                                          ----------------------
    b. Deposit accounts of more than $100,000:                                                  | /////////////////// |
       (1) Amount of deposit accounts of more than $100,000.....................................| 2710      3,182,225 | M.1.b.(1)
                                                                                         Number | /////////////////// |
                                                                          ----------------------
       (2) Number of deposit accounts of more than $100,000.............. | RCON 2722 |   7,536 | /////////////////// | M.1.b.(2)
                                                                          ---------------------------------------------

 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.


       Indicate in the appropriate box at the right whether your bank has a method or                  YES         NO
       procedure for determining a better estimate of uninsured deposits than the               -----------------------
       estimate described above.................................................................| 6861 |    | /// |  X| M.2.a.
                                                                                                -----------------------
    b. If the box marked YES has been checked, report the estimate of uninsured deposits        | RCON  Bil Mil Thou  |
       determined by using your bank's method or procedure .....................................| 5597            N/A | M.2.b.
                                                                                                -----------------------

-----------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                         | C477 |
                                                                                                               --------

Gerald R. Huesing, Second Vice President                                   (312) 661-5662
-----------------------------------------------------------------------    --------------------------------------------
Name and Title (TEXT 8901)                                                 Area code/phone number/extension (TEXT 8902)


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-23
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.


                                                                                                 -----------------
                                                                                                     |           |
                                                                                                     |   C480    |
1. Test for determining the extent to which Schedule RC-R must be completed. To                    -----------------
   be completed only by banks with total assets of less than $1 billion.                          | YES       NO |
   Indicate in the appropriate box at the right whether the bank has total                       -----------------
   capital greater than or equal to eight percent of adjusted total               | RCFD 6056     |    |///|     |  1.
   assets.....................................................................    --------------------------------

        For purposes of this test, adjusted total assets equals total assets less cash, U. S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

        If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

--------------------------------------------------------------------------------
|  NOTE:  All banks are required to complete items 2 and 3 below. See optional   |
|         worksheet for items 3.a through 3.f.                                   |
-------------------------------------------------------------------------------- ------------------------------------------
                                                    Dollar Amounts in Thousands  |     (Column A)     |    (Column B)      |
-------------------------------------------------------------------------------- |Subordinated Debt(1)|      Other         |
2. Subordinated debt(1) and other limited-life capital instruments (original     |   and Intermediate |   Limited-Life     |
   weighted average maturity of at least five years) with a remaining            |Term Preferred Stock|Capital Instruments |
   maturity of:                                                                  |--------------------| -------------------|
                                                                                 |RCFD  Bil  Mil  Thou|RCFD  Bil  Mil  Thou|
                                                                                 |--------------------|--------------------|
   a. One year or less........................................................   |3780               0|3786               0|2.a.
   b. Over one year through two years.........................................   |3781               0|3787               0|2.b.
   c. Over two years through three years......................................   |3782               0|3788               0|2.c.
   d. Over three years through four years.....................................   |3783               0|3789               0|2.d.
   e. Over four years through five years......................................   |3784               0|3790               0|2.e.
   f. Over five years.........................................................   |3785         125,000|3791               0|2.f.
3. Amounts used in calculating regulatory capital ratios (report amounts         |////////////////////|////////////////////|
   determined by the bank for its own internal regulatory capital analyses)      |////////////////////|RCFD  Bil  Mil  Thou|
   consistent with applicable capital standards):
   a. Tier 1 capital..........................................................   |////////////////////|8274         710,288|3.a.
   b. Tier 2 capital..........................................................   |////////////////////|8275         230,056|3.b.
   c. Total risk-based capital................................................   |////////////////////|3792         940,344|3.c.
   d. Excess allowance for loan and lease losses..............................   |////////////////////|A222          85,351|3.d.
   e. Risk-weighted assets (net of all deductions, including
      excess allowance).......................................................   |////////////////////|A223       8,319,139|3.e.
   f. "Average total assets" (net of all assets deducted
      from Tier 1 capital)(2).................................................   |////////////////////|A224       7,589,487|3.f.
                                                                                  -------------------------------------------

                                                                                  ------------------------------------------
                                                                                 |      (Column A)     |      (Column B)    |
Items 4-9 and Memoranda items 1 and 2 are to be completed                        |        Assets       |    Credit Equiv-   |
by banks that answered NO to item 1 above and                                    |       Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                                |        on the       |   of Off-Balance   |
                                                                                 |    Balance Sheet    |   Sheet Items(2)   |
                                                                                 -------------------------------------------
                                                                                 |RCFD  Bil  Mil  Thou |RCFD  Bil  Mil  Thou|
4. Assets and credit equivalent amounts of off-balance sheet items               ----------------------| --------------------
   assigned to the Zero percent risk category:                                   |/////////////////////|////////////////////|
   a. Assets recorded on the balance sheet:                                      |/////////////////////|////////////////////|
      (1) Securities issued by, other claims on, and claims unconditionally      |/////////////////////|////////////////////|
          guaranteed by, the U.S. Government and its agencies and                |/////////////////////|////////////////////|
          other OECD central governments......................................   |3794          161,517|////////////////////|4.a.(1)
      (2) All other...........................................................   |3795          135,941|////////////////////|4.a.(2)
   b. Credit equivalent amount of off-balance sheet items.....................   |/////////////////////|3796               0|4.b.

----------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

                                      33


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-24
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------


Schedule RC-R--Continued

                                                                          ---------------------------------------------
                                                                          |     (Column A)       |      (Column B)     |
                                                                          |       Assets         |   Credit Equivalent |
                                                                          |      Recorded        |    Amount of Off-   |
                                                                          |       on the         |    Balance Sheet    |
                                                                          |   Balance Sheet      |      Items (1)      |
                                                                          |--------------------------------------------|
                                             Dollar Amounts in Thousands  |RCFD  Bil  Mil  Thou  | RCON  Bil  Mil  Thou|
-----------------------------------------------------------------------------------------------------------------------
                                                                          |                      |                     |
5. Assets and credit equivalent amounts of off-balance sheet items        |///////////////////// | ////////////////////|
   assigned to the 20 percent risk category:                              |///////////////////// | ////////////////////|
   a. Assets recorded on the balance sheet:                               |///////////////////// | ////////////////////|
      (1) Claims conditionally guaranteed by the U.S. Government and      |///////////////////// | ////////////////////|
          its agencies and other OECD central governments................ |3798                0 | ////////////////////| 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S.          |///////////////////// | ////////////////////|
          Government and its agencies and other OECD central governments; |///////////////////// | ////////////////////|
          by securities issued by U.S. Government-sponsored agencies; and |///////////////////// | ////////////////////|
          by cash on deposit............................................. |3799           76,802 | ////////////////////| 5.a.(2)
      (3) All other...................................................... |3800          815,540 | ////////////////////| 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items................ |///////////////////// | 3801         106,741| 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items        |///////////////////// | ////////////////////|
   assigned to the 50 percent risk category:                              |///////////////////// | ////////////////////|
   a. Assets recorded on the balance sheet............................... |3802          438,655 | ////////////////////| 6.a.
   b. Credit equivalent amount of off-balance sheet items................ |///////////////////// | 3803          12,091| 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items        |///////////////////// | ////////////////////|
   assigned to the 100 percent risk cateogry:                             |///////////////////// | ////////////////////|
   a. Assets recorded on the balance sheet .............................. |3804        6,491,063 | ////////////////////| 7.a.
   b. Credit equivalent amount of off-balance sheet items................ |///////////////////// | 3805       1,492,620| 7.b.
8. On-balance sheet asset values excluded from the calculation of the     |///////////////////// | ////////////////////|
   risk-based capital ratio(2)........................................... |3806               97 | ////////////////////| 8.
9. Total assets recorded on the balance sheet (sum of items 4.a., 5.a.,   |///////////////////// | ////////////////////|
   6.a., 7.a., and 8, column A) (must equal Schedule RC, item 12 plus     |///////////////////// | ////////////////////|
   items 4.b and 4.c).................................................... |3807        8,119,615 | ////////////////////| 9.
                                                                          ---------------------- |----------------------
Memoranda                                                                                        -----------------------
                                                                   Dollar Amounts in Thousands   | RCFD  Bil  Mil  Thou|
-----------------------------------------------------------------------------------------------------------------------

1. Current credit exposure across all off-balance sheet derivative contracts covered by          | ////////////////////|
   the risk-based capital standards............................................................. | 8764           4,883| M.1.a.
                                                                                                  ---------------------

                              -----------------------------------------------------------------------------------------
                              |                            With a remaining maturity of                                |
                              ------------------------------ ----------------------------- -----------------------------
                              |        (Column A)          |          (Column B)         |          (Column C)         |
                              |                            |                             |                             |
                              |     One year or less       |        Over one year        |        Over five years      |
                              |                            |      through five years     |                             |
2. Notional principal amounts |----------------------------| ----------------------------| ----------------------------|
   of off-balance sheet       |RCFD  Tril  Bil  Mil  Thou  | RCFD  Tril  Bil  Mil  Thou  | RCFD  Tril  Bil  Mil  Thou  |
   derivative contracts(3):   -----------------------------  ----------------------------  ----------------------------
   a. Interest rate contracts.|3809               208,371  | 8766                265,279|  8767                131,723 | M.2.a.
   b. Foreign exchange        |                            |                            |                              |
       contracts..............|3812                67,153  | 8769                  2,257|  8770                      0 | M.2.b.
   c. Gold contracts..........|8771                     0  | 8772                      0|  8773                      0 | M.2.c.
   d. Other precious metals   |                            |                            |                              |
       contracts..............|8774                     0  | 8775                      0|  8776                      0 | M.2.d.
   e. Other commodity         |                            |                            |                              |
       contracts..............|8777                     0  | 8778                      0|  8779                      0 | M.2.e
   b. Equity derivative       |                            |                            |                              |
       contracts..............|A000                     0  | A001                      0|  A002                      0 | M.2.f.
                              -----------------------------------------------------------------------------------------

--------------------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity 14 days or less and all futures contracts.


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490   FFIEC  031
Address:               33 North LaSalle Street                                                                           Page RC-25
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------


              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                  at close of business on September 30, 1996


American National Bank & Trust Company of Chicago
--------------------------------------------------------------------------------
Legal Title of Bank

Chicago                                        , Illinois
-----------------------------------------------  -------------------------------
City                                             State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
No comment  | | (RCON 6979)                                 |  C471  |  C472 |(-
           -----                                             ------------------

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)



          --------------------------------------   -----------------------------
          Signature of Executive Officer of Bank   Date of Signature


Legal Title of Bank:   American National Bank & Trust Company of Chicago         Call Date: 9/30/96    ST-BK:  17-1490
Address:               33 North LaSalle Street
City,  State     Zip:  Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
                       -----------


                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
----------------------------------------------------------------------------------------------------------------------------------
       NAME AND ADDRESS OF BANK                                             OMB No. For OCC:   1557-0081
CALL NO. 197        31         09-30-96                                     OMB No. For FDIC:  3064-0052
STBK: 17-1490 00952 STCERT: 17-03619                                    OMB No. For Federal Reserve:  7100-0036
AMERICAN NATIONAL BANK AND TRUST COM                                        Expiration Date:  3/31/99
33 NORTH LA SALLE STREET
CHICAGO, IL  60690

                                                                                 SPECIAL REPORT
                                                                           (Dollar Amounts in Thousands)

                                              -------------------------------------------------------------------------------------
                                              CLOSE OF BUSINESS     |     FDIC Certificate Number    |                |  Less
                                              DATE                  |                                |     C-700      |  Than  -
                                                   9/30/96          |          |0|3|6|1|9|           |                |
-----------------------------------------------------------------------------------------------------------------------------------

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
-------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
-------------------------------------------------------------------------------

                                                                                           ----------------------------------
a. Number of loans made to executive officers since the previous Call Report date......... |  RCFD 3561   |          0 |    3   a.
                                                                                           ----------------------------------
b. Total dollar amount of above loans (in thousands of dollars) .......................... |  RCFD 3562   |          0 |   63   b.
                                                                                           ----------------------------------
c. Range of interest charged on above loans                 -----------------------------------------------------------------
   (example:  9 3/4% = 9.75).............................|  RCFD 7701  |   0.00  |  %  to  | RCFD 7702    |     0.00  |     %   c.
-----------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                 |  DATE (Month, Day, Year)
                                                                                         |
/s/ Joseph E. Ernsteen, Chief Financial Officer & Exec. V.P.                             |          October 15, 1996
-----------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                   |  AREA CODE/PHONE NUMBER/EXTENSION
                                                                                         |  (TEXT 8904)
Gerald R. Huesing,  Second Vice President                                                |           (312) 661-5662
-----------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53  (6-95)

                                      36